                                                                   EXHIBIT 4.23


-------------------------------------------------------------------------------


                         AFFILIATED MANAGERS GROUP, INC.

                            Floating Rate Convertible
                           Senior Debentures due 2033


                                -----------------


                                    INDENTURE

                          Dated as of February 25, 2003


                                -----------------


                              THE BANK OF NEW YORK

                                     TRUSTEE

-------------------------------------------------------------------------------

                         AFFILIATED MANAGERS GROUP, INC.
                             CROSS REFERENCE SHEET*

THIS CROSS REFERENCE SHEET SHOWS THE LOCATION IN THE INDENTURE OF THE PROVISIONS INSERTED PURSUANT TO SECTION 310-318(a), INCLUSIVE, OF THE TIA.


                                                                                       SECTIONS OF
                                 TRUST INDENTURE ACT                                   INDENTURE
310(a)(1)(2).......................................................................    5.9
      (3)(4).......................................................................    Inapplicable
         (5).......................................................................    5.9
   (b).............................................................................    5.7 and 5.9
   (b)(1)(A)(C)....................................................................    Inapplicable
   (c).............................................................................    Inapplicable

311(a)(b)..........................................................................    5.10 and 6.3
   (c).............................................................................    Inapplicable

313(a).............................................................................    6.3
     (b)(1)........................................................................    Inapplicable
        (2)........................................................................    6.3
     (c)...........................................................................    15.3
     (d)...........................................................................    6.3

314(a).............................................................................    6.4, 9.4 and 15.3
   (b).............................................................................    Inapplicable
   (c)(1)(2).......................................................................    1.2
      (3)..........................................................................    Inapplicable
   (d).............................................................................    Inapplicable
   (e).............................................................................    1.2

315(a)(c)(d).......................................................................    5.1
   (b).............................................................................    5.5
   (e).............................................................................    4.14

316(a)(1)..........................................................................    4.12 and 4.13
      (2)..........................................................................    Inapplicable
   (b).............................................................................    4.8
   (c).............................................................................    4.15

317(a).............................................................................    4.3 and 4.4
   (b).............................................................................    9.3

318(a)(c)..........................................................................    1.5
   (b).............................................................................    Inapplicable

----------
*   The Cross Reference Sheet is not part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                          ARTICLE I
                     DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.1         CERTAIN TERMS DEFINED....................................................................... 1
Section 1.2         COMPLIANCE CERTIFICATES AND OPINIONS........................................................ 6
Section 1.3         FORM OF DOCUMENTS DELIVERED TO TRUSTEE...................................................... 7
Section 1.4         ACTS OF HOLDERS............................................................................. 8
Section 1.5         CONFLICT WITH TRUST INDENTURE ACT OF 1939................................................... 8
Section 1.6         EFFECT OF HEADINGS AND TABLE OF CONTENTS.................................................... 9
Section 1.7         SEPARABILITY CLAUSE......................................................................... 9
Section 1.8         BENEFITS OF INDENTURE....................................................................... 9
Section 1.9         LEGAL HOLIDAYS.............................................................................. 9

                                          ARTICLE II
                                       THE SECURITIES

Section 2.1         FORM AND DATING............................................................................. 9
Section 2.2         EXECUTION AND AUTHENTICATION................................................................10
Section 2.3         REGISTRAR, PAYING AGENT AND CONVERSION AGENT................................................10
Section 2.4         PAYING AGENT TO HOLD MONEY AND SECURITIES IN TRUST..........................................11
Section 2.5         TRANSFER AND EXCHANGE.......................................................................11
Section 2.6         REPLACEMENT SECURITIES......................................................................13
Section 2.7         OUTSTANDING SECURITIES; DETERMINATIONS OF HOLDERS' ACTION...................................13
Section 2.8         TEMPORARY SECURITIES........................................................................14
Section 2.9         CANCELLATION................................................................................14
Section 2.10        PERSONS DEEMED OWNERS.......................................................................15
Section 2.11        GLOBAL SECURITIES...........................................................................15
Section 2.12        LEGENDS.....................................................................................16
Section 2.13        PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED..............................................17
Section 2.14        CUSIP NUMBERS...............................................................................18
Section 2.15        CALCULATION OF TAX ORIGINAL ISSUE DISCOUNT..................................................18

                                         ARTICLE III
                                  SATISFACTION AND DISCHARGE

Section 3.1         SATISFACTION AND DISCHARGE OF INDENTURE.....................................................19
Section 3.2         APPLICATION OF TRUST MONEY..................................................................20
Section 3.3         REPAYMENT OF MONEYS HELD BY PAYING AGENT....................................................20
Section 3.4         REPAYMENT OF MONEYS HELD BY TRUSTEE.........................................................20
Section 3.5         DISCHARGE OF LIABILITY ON SECURITIES........................................................21

                                          ARTICLE IV
                                           REMEDIES

Section 4.1         EVENTS OF DEFAULT...........................................................................21


Section 4.2         ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT..........................................23
Section 4.3         COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.............................24
Section 4.4         TRUSTEE MAY FILE PROOFS OF CLAIM............................................................24
Section 4.5         TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.................................25
Section 4.6         APPLICATION OF MONEY COLLECTED..............................................................25
Section 4.7         LIMITATION ON SUITS.........................................................................26
Section 4.8         UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND INTEREST............................26
Section 4.9         RESTORATION OF RIGHT AND REMEDIES...........................................................26
Section 4.10        RIGHTS AND REMEDIES CUMULATIVE..............................................................27
Section 4.11        DELAY OR OMISSION NOT WAIVER................................................................27
Section 4.12        CONTROL BY HOLDERS..........................................................................27
Section 4.13        WAIVER OF PAST DEFAULTS.....................................................................27
Section 4.14        UNDERTAKING FOR COSTS.......................................................................28
Section 4.15        WAIVER OF STAY OR EXTENSION LAWS............................................................28

                                          ARTICLE V
                                         THE TRUSTEE

Section 5.1         DUTIES OF TRUSTEE...........................................................................28
Section 5.2         RIGHTS OF TRUSTEE...........................................................................29
Section 5.3         INDIVIDUAL RIGHTS OF TRUSTEE................................................................31
Section 5.4         TRUSTEE'S DISCLAIMER........................................................................31
Section 5.5         NOTICE OF DEFAULTS..........................................................................31
Section 5.6         COMPENSATION AND INDEMNITY..................................................................31
Section 5.7         REPLACEMENT OF TRUSTEE......................................................................32
Section 5.8         SUCCESSOR TRUSTEE BY MERGER.................................................................32
Section 5.9         ELIGIBILITY; DISQUALIFICATION...............................................................33
Section 5.10        PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY...........................................33

                                          ARTICLE VI
                           HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 6.1         COMPANY TO FURNISH TRUSTEE INFORMATION AS TO NAMES AND ADDRESSES OF HOLDERS.................33
Section 6.2         PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS......................................33
Section 6.3         REPORTS BY TRUSTEE..........................................................................34
Section 6.4         REPORTS BY COMPANY..........................................................................35

                                          ARTICLE VII
                            CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 7.1         CONSOLIDATIONS AND MERGERS OF COMPANY PERMITTED SUBJECT TO CERTAIN CONDITIONS...............35
Section 7.2         RIGHTS AND DUTIES OF SUCCESSOR CORPORATION..................................................36

                                          ARTICLE VIII
                                    SUPPLEMENTAL INDENTURES

Section 8.1         SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS..........................................37
Section 8.2         SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.............................................38
Section 8.3         EXECU TION OF SUPPLEMENTAL INDENTURES........................................................39
Section 8.4         EFFECT OF SUPPLEMENTAL INDENTURES...........................................................39
Section 8.5         REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES..........................................39

                                          ARTICLE IX
                                    COVENANTS OF THE COMPANY

Section 9.1         PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST..................................................39
Section 9.2         MAINTENANCE OF OFFICE OR AGENCY.............................................................39
Section 9.3         MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST...........................................40
Section 9.4         COMPLIANCE CERTIFICATE......................................................................41
Section 9.5         FURTHER INSTRUMENTS AND ACTS................................................................41

                                          ARTICLE X
                                    REDEMPTION OF SECURITIES

Section 10.1        RIGHT TO REDEEM; NOTICES TO TRUSTEE.........................................................41
Section 10.2        SELECTION OF SECURITIES TO BE REDEEMED......................................................41
Section 10.3        NOTICE OF REDEMPTION........................................................................42
Section 10.4        EFFECT OF NOTICE OF REDEMPTION..............................................................43
Section 10.5        DEPOSIT OF REDEMPTION PRICE.................................................................43
Section 10.6        SECURITIES REDEEMED IN PART.................................................................43
Section 10.7        CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION...............................................43

                                          ARTICLE XI
                                         CONVERSION

Section 11.1        CONVERSION RIGHTS...........................................................................44
Section 11.2        CONVERSION RIGHTS BASED ON COMMON STOCK PRICE...............................................44
Section 11.3        CONVERSION RIGHTS UPON CREDIT RATION DOWNGRADE..............................................44
Section 11.4        CONVERSION RIGHTS UPON NOTICE OF REDEMPTION.................................................45
Section 11.5        CONVERSION RIGHTS UPON OCCURRENCE OF CERTAIN CORPORATE TRANSACTIONS.........................45
Section 11.6        CONVERSION PROCEDURES.......................................................................45
Section 11.7        FRACTIONAL SHARES...........................................................................47
Section 11.8        TAXES ON CONVERSION.........................................................................47
Section 11.9        COMPANY TO PROVIDE COMMON STOCK.............................................................48
Section 11.10       ADJUSTMENT OF BASE CONVERSION RATE..........................................................48
Section 11.11       WHEN ADJUSTMENTS MAY BE DEFERRED OR ARE NOT REQUIRED........................................53
Section 11.12       ADJUSTMENT FOR TAX PURPOSES.................................................................53
Section 11.13       NOTICE OF ADJUSTMENT........................................................................53
Section 11.14       Notice of Certain Transactions..............................................................54


Section 11.15       EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE ON CONVERSION PRIVILEGE...........54
Section 11.16       TRUSTEE'S DISCLAIMER........................................................................55
Section 11.17       VOLUNTARY INCREASE..........................................................................55
Section 11.18       RIGHTS ISSUED IN RESPECT OF COMMON STOCK ISSUED UPON CONVERSION.............................55
Section 11.19       COMPANY DETERMINATION FINAL.................................................................55

                                           ARTICLE XII
                                   REPAYMENT AT OPTION OF HOLDERS

Section 12.1        APPLICABILITY OF ARTICLE....................................................................56
Section 12.2        THE COMPANY'S RIGHT TO ELECT MANNER OF PAYMENT OF PURCHASE PRICE............................57
Section 12.3        PURCHASE WITH CASH..........................................................................58
Section 12.4        PAYMENT BY ISSUANCE OF COMMON STOCK.........................................................58
Section 12.5        NOTICE OF ELECTION..........................................................................60
Section 12.6        COVENANTS OF THE COMPANY....................................................................61
Section 12.7        PROCEDURE UPON PURCHASE.....................................................................61
Section 12.8        TAXES.......................................................................................62
Section 12.9        EFFECT OF PURCHASE NOTICE...................................................................62
Section 12.10       DEPOSIT OF PURCHASE PRICE...................................................................63
Section 12.11       SECURITIES PURCHASED IN PART................................................................63
Section 12.12       COMPLIANCE WITH SECURITIES LAWS UPON PURCHASE OF SECURITIES.................................63
Section 12.13       REPAYMENT TO THE COMPANY....................................................................64
Section 12.14       CONVERSION ARRANGEMENT ON PURCHASE..........................................................64
Section 12.15       REPAYMENT OF SECURITIES.....................................................................64

                                          ARTICLE XIII
                        REPAYMENT AT OPTION OF HOLDER UPON A CHANGE IN CONTROL

Section 13.1        RIGHT TO REQUIRE PURCHASE...................................................................64
Section 13.2        EFFECT OF CHANGE IN CONTROL PURCHASE NOTICE.................................................67
Section 13.3        DEPOSIT OF CHANGE IN CONTROL PURCHASE PRICE.................................................68
Section 13.4        SECURITIES PURCHASED IN PART................................................................69
Section 13.5        COMPLIANCE WITH SECURITIES LAWS UPON PURCHASE OF SECURITIES.................................69
Section 13.6        REPAYMENT TO THE COMPANY....................................................................69

                                          ARTICLE XIV
             IMMUNITY OF INCORPORATORS, SHAREHOLDERS, OFFICERS, DIRECTORS AND EMPLOYEES

Section 14.1        EXEMPTION FROM INDIVIDUAL LIABILITY.........................................................69

                                          ARTICLE XV
                                  MISCELLANEOUS PROVISIONS

Section 15.1        SUCCESSORS AND ASSIGNS OF COMPANY BOUND BY INDENTURE........................................70
Section 15.2        ACTS OF BOARD, COMMITTEE OR OFFICER OF SUCCESSOR CORPORATION VALID..........................70
Section 15.3        REQUIRED NOTICES OR DEMANDS.................................................................70


Section 15.4        GOVERNING LAW...............................................................................71
Section 15.5        INDENTURE MAY BE EXECUTED IN COUNTERPARTS...................................................71

ANNEX A             Form of Global Security

ANNEX B             Projected Payment Schedule

     INDENTURE, dated as of the 25th day of February, 2003, between AFFILIATED MANAGERS GROUP, INC., a Delaware corporation (the "Company"), and THE BANK OF NEW YORK, a New York banking corporation (the "Trustee").

     WHEREAS, for its lawful corporate purposes, the Company deems it necessary to issue its securities and has duly authorized the execution and delivery of this Indenture to provide for the issuance of its Floating Rate Convertible Senior Debentures due 2033 (the "Securities").

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed by the Company and by the Trustee, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

     Section 1.1   CERTAIN TERMS DEFINED.

     (a)    Definitions.

     "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Applicable Stock Price" means, in respect of a Conversion Date, the average of the Sale Prices per share of Common Stock over the five-trading day period starting the third trading day following such Conversion Date.

     "Authorized Newspaper" means a newspaper printed in the English language and customarily published at least once a day on each business day in each calendar week and of general circulation in the Borough of Manhattan, the City and State of New York, whether or not such newspaper is published on Saturdays, Sundays and legal holidays.

     "Base Conversion Price" means the dollar amount derived by dividing the Principal Amount by the Base Conversion Rate.

     "Base Conversion Rate" means 12.3077 shares of Common Stock, subject to adjustment as set forth in Section 11.10.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of such board.

     "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close, provided such day is also a London banking day.

     "Capital Stock" for any corporation means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that corporation.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" shall mean the shares of Common Stock, $0.01 par value, of the Company as it exists on the date of this Indenture or any other shares of capital stock of the Company into which the Common Stock shall be reclassified or changed.

     "Company" means the party named as the "Company" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any such subsequent successor or successors.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any two Officers and delivered to the Trustee.

     "Contingent Interest" shall have the meaning set forth in the form of the Security attached as Annex A hereto.

     "Conversion Rate" with respect to any Conversion Date means:

     (1) if the Applicable Stock Price is less than or equal to the Base Conversion Price, the Base Conversion Rate; or

     (2) if the Applicable Stock Price is greater than the Base Conversion Price, the number of shares of Common Stock determined in accordance with the following formula:

Base Conversion Rate + [(the applicable stock price - the base conversion price)
                        x  the Incremental Share Factor]
                        --------------------------------------------------------
                                      the Applicable Stock Price

     "Corporate Trust Office" means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the dated hereof is located at 101 Barclay St., 8th Floor West, New York, New York 10286, Attention: Corporate Trust

Administration, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).

     "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

     "Global Security" or "Global Securities" means Securities that are in the form of the Securities attached hereto as Annex A.

     "Holder" means a person in whose name a Security is registered on the Registrar's books.

     "Indebtedness" means obligations (other than nonrecourse obligations) of the Company for borrowed money or evidenced by bonds, debentures, notes or similar instruments.

     "Incremental Share Factor" means 7.5 shares of Common Stock, subject to the same proportional adjustment as the Base Conversion Rate.

     "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof, including the provisions of the TIA that are deemed to be a part hereof.

     "Interest Payment Date" means any date specified in the Security for the payment of an installment of interest on such Security.

     "Issue Date" of any Security means the date on which the Security was originally issued or deemed issued as set forth on the face of the Security.

     "Legal Holiday" means a day which is not a Business Day.

     "London banking day" means a day on which commercial banks are open for business, including dealings in United States dollars, in London.

     "Officer" means the Chairman of the Board, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.

     "Officers' Certificate" means a written certificate containing the information specified in Section 1.2, signed in the name of the Company by any two Officers and delivered to the Trustee. An Officers' Certificate given pursuant to Section 9.4 shall be signed by the principal executive, financial or accounting officer of the Company but need not contain the information specified in Sections 1.2.

     "Opinion of Counsel" means a written opinion containing the information specified in Section 1.2, from legal counsel. The counsel may be an employee of, or counsel to, the Company.

     "person" or "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Principal Amount" of a Security means the Principal Amount as set forth on the face of the Security.

     "Redemption Date" means the date specified for redemption of the Securities in accordance with the terms of the Securities and this Indenture.

     "Redemption Price" means, when used with respect to any Security to be redeemed, the price at which it is to be redeemed by or pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date means the date specified in the Security as the applicable "Regular Record Date."

     "Responsible Officer", when used with respect to the Trustee, means any officer within the corporate trust department (or any successor group) including without limitation any vice president, any assistant vice president, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

     "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

     "Securities" or "Security" means any of the Company's Floating Rate Convertible Senior Debentures due 2033, as amended or supplemented from time to time, issued under this Indenture.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

     "Security Register" means the register maintained by the Registrar that evidences ownership of the Securities.

     "Special Record Date" means, for the payment of any Defaulted Interest, the date fixed by the Trustee pursuant to Section 2.13.

     "Stated Maturity", when used with respect to any Security, means the date specified in such Security as the fixed date on which an amount equal to the Principal Amount of such Security is due and payable.

     "Subsidiary" means (i) a corporation, a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is, at the date of determination, directly or indirectly owned by the Company, by one or more Subsidiaries of the Company or by the Company and one or more Subsidiaries of the Company, (ii) a partnership in which the Company or a Subsidiary of the Company, one or more Subsidiaries of the Company or the Company and one or more Subsidiaries of the Company holds a majority interest in the equity capital or profits of such partnership, or (iii) any other person (other than a corporation) in which the Company, one or more Subsidiaries of the Company or the Company and one or more Subsidiaries of the Company, directly or indirectly, at the date of determination, has (x) at least a majority ownership interest or
(y) the power to elect or direct the election of a majority of the directors or other governing body of such person.

     "Tax Original Issue Discount" means the amount of ordinary interest income on a Security that must be accrued as original issue discount for United States Federal income tax purposes pursuant to Treasury Regulation Section 1.1275-4.

     "TIA" means the Trust Indenture Act of 1939 as in effect on the date of this Indenture, provided, however, that in the event the TIA is amended after such date, TIA means, to the extent required by any such amendment, the TIA as so amended.

     "trading day" means a day during which trading in securities generally occurs on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on the principal other national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national or regional securities exchange, on the National Association of Securities Dealers Automated Quotation System or, if the Common Stock is not quoted on the National Association of Securities Dealers Automated Quotation System, on the principal other market on which the Common Stock is then traded.

     "Trustee" means the party named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

     (b)     Other Definitions.


                                                                     Defined in
   Term                                                                Section
---------                                                           ------------
"Act".....................................................................1.4(a)
"Agent Members"..........................................................2.11(f)
"Applicable Rating".........................................................11.3
"applicants"..............................................................6.2(b)
"Associate".................................................................13.1
"Average Sale Price"....................................................11.10(b)
"Bankruptcy Law".............................................................4.1
"Change in Control"......................................................13.1(a)
"Change in Control Purchase Date"........................................13.1(a)
"Change in Control Purchase Notice"......................................13.1(c)
"Change in Control Purchase Price".......................................13.1(a)
"Company Notice"............................................................12.5
"Company Notice Date".......................................................12.3
"Conversion Agent"...........................................................2.3
"Conversion Date"...........................................................11.6
"Custodian"..................................................................4.1
"Defaulted Interest"........................................................2.13
"Depositary".................................................................2.1
"Event of Default"...........................................................4.1
"Ex-Dividend Date"...................................................11.10(c)(2)
"Ex-Dividend Time"......................................................11.10(b)
"Extraordinary Cash Dividend"...........................................11.10(c)
"Legend"..................................................................2.5(f)
"Market Price"..............................................................12.4
"Measurement Period"....................................................11.10(c)
"Notice of Default"..........................................................4.1
"Paying Agent"...............................................................2.3
"Purchase Date".............................................................12.1
"Purchase Notice"...........................................................12.1
"Purchase Price"............................................................12.1
"QIB"........................................................................2.1
"Registrar"..................................................................2.3
"Relevant Cash Dividends"...............................................11.10(c)
"Rights"...................................................................11.18
"Rights Agreement".........................................................11.18
"Sale Price"................................................................12.4
"Standard & Poor's".........................................................11.3
"Time of Determination".................................................11.10(b)

     Section 1.2 COMPLIANCE CERTIFICATES AND OPINIONS. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the

Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

             (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

             (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

             (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

             (4) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.

     Section 1.3 FORM OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer actually knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care (but without having made an investigation specifically for the purpose of rendering such opinion) should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Section 1.4 ACTS OF HOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 5.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine.

     (c)     The ownership of Securities shall be proved by the Security
Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     (e) The Company may, but shall not be obligated to, set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture. If a record date is fixed, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date. No action approved by such vote or consent shall be taken more than six months after such record date.

     Section 1.5 CONFLICT WITH TRUST INDENTURE ACT OF 1939. If any provision hereof limits, qualifies or conflicts with a provision of the TIA that is required under the TIA to be part of and govern this Indenture, the TIA shall control. If any provision of this Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, such provision shall be deemed either to apply to this Indenture so modified or to be excluded, as the case may be.

     Section 1.6 EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 1.7 SEPARABILITY CLAUSE. In case any provision in this Indenture or in any Security shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 1.8 BENEFITS OF INDENTURE. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 1.9 LEGAL HOLIDAYS. Subject to the next two succeeding sentences, if any specified date (including a date for giving notice) on which action is to be taken under this Indenture is a Legal Holiday, the action shall be taken on the next succeeding day that is not a Legal Holiday. In any case where an Interest Payment Date (other than an Interest Payment Date coinciding with the Stated Maturity or earlier Redemption Date, Purchase Date or Change in Control Purchase Date) of a Security falls on a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day and no interest on such payment will accrue for the period from and after the Interest Payment Date to such next succeeding Business Day, provided that, if such Business Day falls in the next succeeding calendar month, the Interest Payment Date will be the Business Day immediately preceding such Interest Payment Date. If the Stated Maturity, Redemption Date, Purchase Date or Change in Control Purchase Date of a Security would fall on a day that is not a Business Day, the required payment of interest, if any, and principal will be made on the next succeeding Business Day and no interest on such payment will accrue for the period from and after the Stated Maturity, Redemption Date, Purchase Date or Change in Control Purchase Date to such next succeeding Business Day.

                                   ARTICLE II

                                 THE SECURITIES

     Section 2.1 FORM AND DATING. The Securities designated "Floating Rate Convertible Senior Debentures due 2033" of the Company shall be substantially in the form set forth in Annex A hereto, which is incorporated into and shall be deemed a part of this Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers of the Company executing the Securities, as evidenced by their execution of the Securities. Each Security shall be dated the date of its authentication.

     All of the Securities are initially being offered and sold to qualified institutional buyers as defined in Rule 144A (collectively, "QIBs" or individually a "QIB") in reliance on Rule 144A under the Securities Act and shall be issued initially in the form of one or more restricted Global Securities, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, at its Corporate Trust Office, as custodian for the depositary, The Depository Trust Company (such depositary, or any successor thereto, being hereinafter referred to as the "Depositary"), and registered in the name of its nominee, Cede & Co., duly executed by the Company and authenticated by the Trustee as hereinafter provided.

     Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate Principal Amount of outstanding Securities from time to time endorsed thereon and that the aggregate Principal Amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions, purchases or conversions of such Securities. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the Principal Amount of outstanding Securities represented thereby shall be made by the Trustee in accordance with the standing instructions and procedures existing between the Depositary and the Trustee.

     Certificated Securities shall be issued only under the limited circumstances provided in Sections 2.11(b) hereof.

     Section 2.2 EXECUTION AND AUTHENTICATION. The Securities shall be executed by the Company by any Officer. The signature of any of these Officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of authentication of such Securities.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

     The Trustee shall authenticate and deliver Securities for original issue in an aggregate Principal Amount of $300,000,000 upon a Company Order without any further action by the Company. The Securities shall be issued only in registered form without coupons and only in denominations of $1,000 of Principal Amount and any integral multiple thereof. The aggregate Principal Amount of Securities outstanding at any time may not exceed the amount set forth in the foregoing sentence, subject to the proviso set forth therein, except as provided in
Section 2.6.

     Section 2.3 REGISTRAR, PAYING AGENT AND CONVERSION AGENT. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for purchase or payment ("Paying Agent") and an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term Paying Agent includes any additional paying agent and the term Conversion Agent includes any additional conversion agent.

     The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent, Conversion Agent or co-registrar (other than the Trustee). The agreement shall implement the provisions of this Indenture that relate to the duties of such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 5.6. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar, Conversion Agent or co-registrar.

     The Company initially appoints the Trustee as Registrar, Conversion Agent and Paying Agent in connection with the Securities.

     Section 2.4 PAYING AGENT TO HOLD MONEY AND SECURITIES IN TRUST. Except as otherwise provided herein, on or prior to each due date of payments in respect of any Security, the Company shall deposit with the Paying Agent a sum of money (in immediately available funds if deposited on the due date) or, if applicable, Common Stock sufficient to make such payments when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders and/or the Trustee all money and Common Stock held by the Paying Agent for the making of payments in respect of the Securities and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any such default, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money and Common Stock so held in trust. If the Company, a Subsidiary or an Affiliate of either of them acts as Paying Agent, it shall segregate the money and Common Stock held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money and Common Stock held by it to the Trustee and to account for any funds and Common Stock disbursed by it. Upon doing so, the Paying Agent shall have no further liability for the money or Common Stock.

     Section 2.5 TRANSFER AND EXCHANGE. (a) Subject to Section 2.11 hereof, upon surrender for registration of transfer of any Security, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing, at the office or agency of the Company designated as Registrar or co-registrar pursuant to Section 2.3, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations, of a like aggregate Principal Amount. The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Holder requesting such transfer or exchange.

     The Company shall not be required to make, and the Registrar need not register, transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities in respect of which a Purchase Notice or Change in Control Purchase Notice has been given and not withdrawn by the Holder thereof in accordance with the terms of this Indenture (except, in the case of Securities to be purchased in part, the portion thereof not to be purchased) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

     (b) Notwithstanding any provision to the contrary herein, so long as a Global Security remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.11 and this Section 2.5(b). Transfers of a Global Security shall be limited to transfers of such Global Security in whole, or in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

     (c) Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register for the Securities.

     (d) Any Registrar appointed pursuant to Section 2.3 hereof shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Securities upon transfer or exchange of Securities.

     (e) No Registrar shall be required to make registrations of transfer or exchange of Securities during any periods designated in the text of the Securities or in this Indenture as periods during which such registration of transfers and exchanges need not be made.

     (f) If Securities are issued upon the transfer, exchange or replacement of Securities subject to restrictions on transfer and bearing the legends on the form of Security attached hereto as Annex A setting forth such restrictions (collectively, the "Legend"), or if a request is made to remove the Legend on a Security, the Securities so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless (i) there is delivered to the Company and the Registrar such satisfactory evidence, which shall include an Opinion of Counsel, as may be reasonably required by the Company and the Registrar, that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 under the Securities Act or that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon (i) provision of such satisfactory evidence, or (ii) notification by the Company to the Trustee and Registrar of the sale of such Security pursuant to a registration statement that is effective at the time of such sale, the Trustee, at the written direction of the Company, shall authenticate and deliver a Security that does not bear the Legend. If the Legend is removed from the face of a Security and the Security is subsequently held by an Affiliate of the Company, the Legend shall be reinstated.

     (g) Nothing in this Indenture or in the Securities shall prohibit the sale or other transfer of any Securities (including beneficial interests in Global Securities) to the Company or any of its Subsidiaries, which Securities shall thereupon be canceled in accordance with Section 2.9 of this Indenture.

     Section 2.6 REPLACEMENT SECURITIES. If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and Principal Amount, bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by the Company pursuant to Articles XII or XIII hereof, the Company in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

     Upon the issuance of any new Securities under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     Section 2.7 OUTSTANDING SECURITIES; DETERMINATIONS OF HOLDERS' ACTION. Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those delivered to it pursuant to Section 2.6 and those described in this
Section 2.7 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate thereof holds the Security; PROVIDED, HOWEVER, that in determining whether the Holders of the requisite Principal Amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Articles IV and VIII).

     If a Security is replaced pursuant to Section 2.6, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

     If the Paying Agent holds, in accordance with this Indenture, on a Redemption Date, or on the Business Day following the Purchase Date or a Change in Control Purchase Date, or on Stated Maturity, money or securities, if permitted hereunder, sufficient to pay Securities payable on that date, then immediately after such Redemption Date, Purchase Date, Change in Control Purchase Date or Stated Maturity, as the case may be, such Securities shall cease to be outstanding and interest (including Contingent Interest, if any) on such Securities shall cease to accrue; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made.

     If a Security is converted in accordance with Article XI, then from and after the time of conversion on the Conversion Date, such Security shall cease to be outstanding and interest (including Contingent Interest, if any) shall cease to accrue on such Security.

     Section 2.8 TEMPORARY SECURITIES. Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

     If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 2.3, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like Principal Amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

     Section 2.9 CANCELLATION. All Securities surrendered for payment, purchase by the Company pursuant to Articles XII and XIII, conversion, redemption or registration of transfer or exchange shall, if surrendered to any person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. The Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation or that any Holder has converted pursuant to Article
XI. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary practice.

     Section 2.10 PERSONS DEEMED OWNERS. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of the Security or the payment of any Redemption Price, Purchase Price or Change in Control Purchase Price in respect thereof, and interest thereon, for the purpose of conversion and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     Section 2.11  GLOBAL SECURITIES.

     (a) Notwithstanding any other provisions of this Indenture or the Securities, transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.5 and this Section 2.11. A Global Security may not be transferred, in whole or in part, to any Person other than the Depositary or a nominee or any successor thereof, and no such transfer to any such other Person may be registered; provided that this clause (a) shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any Person shall be effective under this Indenture unless and until such Security has been registered in the name of such Person.

     (b) Notwithstanding any other provisions of this Indenture or the Securities, a Global Security shall not be exchanged in whole or in part for a Security registered in the name of any Person other than the Depositary or one or more nominees thereof, provided that a Global Security may be exchanged for Securities registered in the names of any person designated by the Depositary in the event that (i) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or such Depositary has ceased to be a "clearing agency" registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days, (ii) the Company decides to discontinue the use of the system of book-entry transfer through the Depositary (or any successor Depositary) or (iii) an Event of Default has occurred and is continuing with respect to the Securities. Any Global Security exchanged pursuant to clause (i) above shall be so exchanged in whole and not in part, and any Global Security exchanged pursuant to clause
(iii) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security; provided that any such Security so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Security.

     (c) Securities issued in exchange for a Global Security or any portion thereof shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate Principal Amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable Legends provided for herein. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the Principal Amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

     (d) Subject to the provisions of Section 2.11(f) below, the registered Holder may grant proxies and otherwise authorize any Person, including Agent Members (as defined below) and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

     (e)     In the event of the occurrence of any of the events specified in
Section 2.11(b) above, the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form, without interest coupons.

     (f) Neither any members of, or participants in, the Depositary (collectively, the "Agent Members") nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security registered in the name of the Depositary or any nominee thereof, or under any such Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company or the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.

     Section 2.12  LEGENDS.

     (a) Subject to the succeeding paragraph, every Security shall be subject to the restrictions on transfer provided in the Legend including the delivery of a certification or an Opinion of Counsel, if so requested by the Company or the Registrar.

     (b) The restrictions imposed by the Legend upon the transferability of any Security shall cease and terminate when such Security has been sold pursuant to an effective registration statement under the Securities Act or transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or, if earlier, upon the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision). Any Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon a surrender of such Security for exchange to the Registrar in accordance with the provisions of this Section 2.12 (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer in compliance with Rule 144 or any successor provision, by an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company and the Registrar and in form acceptable to the

Company, to the effect that the transfer of such Security has been made in compliance with Rule 144 or such successor provision), be exchanged for a new Security, of like tenor and aggregate Principal Amount, which shall not bear the restrictive Legend. The Company shall inform the Trustee of the effective date of any registration statement registering the Securities under the Securities Act. The Trustee and the Registrar shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel or registration statement.

     (c) As used in the preceding two paragraphs of this Section 2.12, the term "transfer" encompasses any sale, pledge, transfer, hypothecation or other disposition of any Security.

     Section 2.13 PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED. Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 9.2; PROVIDED, HOWEVER, that each installment of interest on any Security may at the Company's option be paid by mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 15.3, to the address of such Person as it appears on the Security Register.

     Any interest on any Security of which is payable but is not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

             (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or

     Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

             (2) The Company may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     On conversion of a Holder's Securities, such Holder shall not receive any cash payment of interest. The Company's delivery to a Holder of the full number of shares of Common Stock into which a Security is convertible, together with any cash payment for such Holder's fractional shares, or cash or a combination of cash and Common Stock in lieu thereof, shall be deemed to satisfy the Company's obligation to pay the Principal Amount of the Security and to satisfy the Company's obligation to pay accrued but unpaid interest (including Contingent Interest, if any) attributable to the period from the most recent Interest Payment Date through the Conversion Date.

     Notwithstanding the above, if any Securities are converted after a Regular Record Date but prior to the next succeeding Interest Payment Date, Holders of such Securities at the close of business on such Regular Record Date shall receive the interest payable on such Securities on the corresponding Interest Payment Date notwithstanding the conversion. Such Securities, upon surrender for conversion, must be accompanied by funds equal to the amount of interest payable on the Principal Amount of the Securities so converted, unless such Securities have been called for redemption on a Redemption Date that occurs between a Regular Record Date and the Interest Payment Date to which it relates, in which case no such payment shall be required.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     Section 2.14 CUSIP NUMBERS. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

     Section 2.15 CALCULATION OF TAX ORIGINAL ISSUE DISCOUNT. The Company agrees, and each Holder and any beneficial owner of a Security by its purchase thereof shall be deemed to agree, to treat, for United States federal income tax purposes, the Securities as debt instruments that are subject to Treasury Regulation Section 1.1275-4(b). For United States federal income tax purposes, the Company agrees, and each Holder and any beneficial owner of a Security by its purchase thereof shall be deemed to agree, to treat the fair market value of the Common Stock received upon the conversion of a Security, or upon the Holder's or beneficial owner's exercise of a put right where the Company elects to pay in Common Stock, as a contingent payment for purposes of Treasury Regulation
Section 1.1275-4(b) and to accrue interest with respect to outstanding Securities as original issue discount for United States federal income tax purposes (i.e., Tax Original Issue Discount) according to the "noncontingent bond method," set forth in Section 1.1275-4(b) of the Treasury Regulations, using the comparable yield set forth in Annex B to this Indenture compounded semiannually and the projected payment schedule attached as Annex B to this Indenture.

     The Company acknowledges and agrees, and each Holder and any beneficial owner of a Security by its purchase thereof shall be deemed to acknowledge and agree, that (i) the comparable yield means the annual yield the Company would pay, as of the Issue Date, on a noncontingent, nonconvertible, fixed-rate debt instrument with terms and conditions otherwise similar to those of the Securities, (ii) the schedule of projected payments is determined on the basis of an assumption of linear growth of the stock price and is not determined for any purpose other than for the determination of interest accruals and adjustments thereof in respect of the Securities for United States federal income tax purposes and (iii) the comparable yield and the schedule of projected payments do not constitute a projection or representation regarding the amounts payable on the Securities.

                                   ARTICLE III

                           SATISFACTION AND DISCHARGE

     Section 3.1 SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

             (1)   either

                   (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section
             2.6 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 9.3) have been delivered to the Trustee for cancellation; or

                   (B) all such Securities not theretofore delivered to the Trustee for cancellation

                         (i)  have become due and payable,

                         (ii) will become due and payable at their Stated
                   Maturity within six months, or

                         (iii) are to be called for redemption within six months
                   under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

             and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

             (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

             (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 5.6 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 3.2 and the last paragraph of Section 9.3 shall survive such satisfaction and discharge.

     Section 3.2 APPLICATION OF TRUST MONEY. (a) Subject to the provisions of the last paragraph of Section 9.3, all money deposited with the Trustee pursuant to Section 3.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

     Section 3.3 REPAYMENT OF MONEYS HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture all moneys then held by any Paying Agent (other than the Trustee, if the Trustee is a Paying Agent) under the provisions of this Indenture shall, upon demand of the Company, be repaid to it or paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

     Section 3.4 REPAYMENT OF MONEYS HELD BY TRUSTEE. Any moneys deposited with the Trustee or any Paying Agent for the payment of the principal of or interest on any Security and not applied but remaining unclaimed by the Holders for two years after the date upon which the principal of or interest on such Security shall have become due and payable, shall be repaid to the Company by the Trustee or such Paying Agent on demand; and the Holder of any of the Securities entitled to receive such payment shall thereafter look only to the Company for the payment thereof and all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease.

     Section 3.5 DISCHARGE OF LIABILITY ON SECURITIES. When (i) the Company delivers to the Trustee or any Paying Agent all outstanding Securities (other than Securities replaced pursuant to Section 2.6 of the Indenture) for cancellation or (ii) all outstanding Securities have become due and payable, whether at Stated Maturity, any Redemption Date, any Purchase Date, a Change in Control Purchase Date, or upon conversion or otherwise, and the Company deposits with the Trustee, any Paying Agent or the Conversion Agent, if applicable, cash or, if expressly permitted by the terms of the Securities, Common Stock sufficient to pay all amounts due and owing on all outstanding Securities (other than Securities replaced pursuant to Section 2.6), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 5.6, cease to be of further effect, except for the indemnification of the Trustee, which shall survive such satisfaction and discharge. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and Opinion of Counsel and at the reasonable cost and expense of the Company.


                                   ARTICLE IV

                                    REMEDIES

     Section 4.1 EVENTS OF DEFAULT. "Event of Default," wherever used herein with respect to the Securities, shall mean any one of the following events:

             (a) a default in the payment of the Principal Amount, Redemption Price, Purchase Price or Change in Control Purchase Price with respect to any Security when such payment becomes due and payable pursuant to the terms hereof; and

             (b) a default in the payment of any interest (including Contingent Interest, if any) on the Securities, when the same becomes due and payable, for a period of 30 days; and

             (c) the failure by the Company to comply with any of its other agreements in the Securities or this Indenture (other than those referred to in clauses (a) or (b) above) upon receipt by the Company of notice of such default from the Trustee or from Holders of not less than 25% in aggregate Principal Amount of the Securities then outstanding and such failure (or failure to obtain a waiver thereof) continues for 30 days after receipt by the Company of a Notice of Default; and

             (d) the failure by the Company to make any payment by the end of any applicable grace period after maturity of Indebtedness in an amount (taken together with amounts under clause (e) below) in excess of $30,000,000 and continuance of such failure for a period of 30 days after the receipt by the Company of a Notice of Default; and

             (e) the acceleration of Indebtedness of the Company in an amount (taken together with amounts under clause (d) above) in excess of $30,000,000 because of a default with respect to such Indebtedness, without, in the case of clause (d) above or this clause (e), such Indebtedness having been discharged or such acceleration having been cured, waived, rescinded or annulled, for a period of 30 days after receipt by the Company of a Notice of Default; PROVIDED HOWEVER, if any such failure or acceleration referred to in clause (d) above or this clause (e) shall cease or be cured, waived, rescinded or annulled, then the Event of Default by reason thereof shall be deemed not to have occurred; and

             (f) final unsatisfied judgments not covered by insurance aggregating in excess of $30,000,000 rendered against the Company or any of their Affiliates and not stayed, bonded or discharged within 60 days; and

             (g) the Company pursuant to or under or within the meaning of any Bankruptcy Law:

                   (1)   commences a voluntary case or proceeding;

                   (2) consents to the entry of an order for relief against it in an involuntary case or proceeding or the commencement of any case against it;

                   (3) consents to the appointment of a Custodian of it or for any substantial part of its property;

                   (4) makes a general assignment for the benefit of its creditors;

                   (5) files a petition in bankruptcy or answer or consent seeking reorganization or relief; or

                   (6) consents to the filing of such petition or the appointment of or taking possession by a Custodian; and

             (h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                   (1) is for relief against the Company in an involuntary case or proceeding, or adjudicates the Company insolvent or bankrupt;

                   (2) appoints a Custodian of the Company or for any substantial part of the property of the Company; or

                   (3)   orders the winding up or liquidation of the Company;

     and the order or decree remains unstayed and in effect for 60 days.

     "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors.

     "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

     A Default under clauses (c), (d) or (e) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default (and such Default is not waived) within the time specified in clauses
(c), (d) or (e) above after actual receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

     The Company shall deliver to the Trustee, within 30 days after it becomes aware of the occurrence thereof, written notice of any event which with the giving of notice or the lapse of time, or both, would become an Event of Default under clause (c) or clause (e) above, its status and what action the Company is taking or proposes to take with respect thereto.

     Section 4.2 ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default (other than an Event of Default specified in Section 4.1(g) or (h)) occurs and is continuing, the Trustee by notice to the Company or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding by notice to the Company and the Trustee, may declare the principal of the Securities through the date of such declaration, and any accrued and unpaid interest (including Contingent Interest, if any) through the date of such declaration, on all the Securities to be immediately due and payable. Upon such a declaration, such principal, and such accrued and unpaid interest (including Contingent Interest, if any) shall be due and payable immediately. If an Event of Default specified in Section 4.1(g) or (h) occurs and is continuing, the principal, and any accrued and unpaid interest (including Contingent Interest, if any) on all the Securities to the date of the occurrence of such Event of Default shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders.

     At any time after such a declaration of acceleration with respect to Securities has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in Principal Amount of the outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

             (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                   (A) all overdue interest (including Contingent Interest, if any) on all Securities,

                   (B) the principal of the Securities which have become due
             otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                   (C) to the extent that payment of such interest is
             enforceable under applicable law, interest upon overdue interest to the date of such payment or deposit at the rate or rates prescribed therefor in such Securities or, if no such rate or rates are so prescribed, at the rate borne by the Securities during the period of such default, and

                   (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

             (2) all Events of Default with respect to the Securities, other than the non-payment of the principal of the Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 4.13.

No such waiver or rescission and annulment shall affect any subsequent default or impair any right consequent thereon.

     Section 4.3 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE. The Company covenants that (1) in case default shall be made in the payment of any installment of interest (including Contingent Interest, if any) on any Security, as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (2) in case default shall be made in the payment of the principal of any Security when the same becomes due in accordance with the terms thereof and such default shall have continued for a period of five business days then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount that then shall have become due and payable on all such Securities for principal or interest (including Contingent Interest, if any), or both, as the case may be, with interest upon the overdue principal and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest at the rate borne by the Securities during the period of such default; and, in addition thereto, such further amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its own negligence or willful misconduct.

     If an Event of Default with respect to Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Securities by such appropriate judicial proceedings as the Trustee shall deem necessary to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     Section 4.4 TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the Principal Amount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest (including Contingent Interest, if any) in respect of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise,

             (i) to file and prove a claim for the entire Principal Amount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest (including Contingent Interest, if any) owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

             (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 5.6.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     Section 4.5 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     Section 4.6 APPLICATION OF MONEY COLLECTED. Any money collected by the Trustee pursuant to this Article shall be applied in the following order:

             FIRST:  To the payment of all amounts due the Trustee under
     Section 5.6;

             SECOND: To the payment of the amounts then due and unpaid for Principal Amount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest (including Contingent Interest, if any) on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities; and

             THIRD: To the payment of the remainder, if any, to the Company or as a court of competent jurisdiction may direct.

     Section 4.7 LIMITATION ON SUITS. No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

             (1) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities;

             (2) the Holders of not less than 25% in aggregate Principal Amount of the outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

             (3) such Holder or Holders shall have offered to the Trustee reasonable indemnity satisfactory to it as it may require against the costs, expenses and liabilities to be incurred in compliance with such request;

             (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

             (5) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.12 during such 60-day period by the Holders of a majority in Principal Amount of the outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable and common benefit of all of such Holders.

     Section 4.8 UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the Principal Amount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest (including Contingent Interest, if any) on such Security after the respective due dates expressed in such Security, and to convert the Securities in accordance with Article XI, and to institute suit for the enforcement of any such payment on or after such respective dates, and such rights shall not be impaired without the consent of such Holder.

     Section 4.9 RESTORATION OF RIGHT AND REMEDIES. If the Trustee or any has Holder instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     Section 4.10 RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 4.11 DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     Section 4.12 CONTROL BY HOLDERS. The Holders of a majority in aggregate Principal Amount of the outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities; PROVIDED, HOWEVER, that

             (1) such direction shall not be in conflict with any rule of law or with this Indenture,

             (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction,

             (3) such direction is not unduly prejudicial to the rights of Holders not taking part in such direction, and

             (4) such direction would not involve the Trustee in personal liability, as the Trustee, upon being advised by counsel, shall reasonably determine.

     Section 4.13 WAIVER OF PAST DEFAULTS. The Holders of at least a majority in aggregate Principal Amount of the outstanding Securities may on behalf of the Holders of all the Securities by notice to the Trustee waive any past default hereunder with respect to such Securities and its consequences, except a
Default:

             (1)   which is an Event of Default described in Section 4.1(a) or
     (b); or

             (2)   in respect of a covenant or provision hereof which under
     Article VIII cannot be modified or amended without the consent of the Holder of each outstanding Security; or

             (3) which constitutes a failure to convert any Security in accordance with the terms of Article XI.

     Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, and the Company, the Trustee and Holders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     Section 4.14 UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in Principal Amount of the outstanding Securities, or to any suit instituted by any Holder pursuant to Section 4.8. This Section
4.14 shall be in lieu of Section 315(e) of the TIA and such Section 315(e) is hereby expressly excluded from this Indenture, as permitted by the TIA.

     Section 4.15 WAIVER OF STAY OR EXTENSION LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the Principal Amount, Redemption Price, Purchase Price or Change in Control Purchase Price or interest (including Contingent Interest) in respect of Securities, as contemplated herein, or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                    ARTICLE V

                                   THE TRUSTEE

     Section 5.1 DUTIES OF TRUSTEE. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b)     Except during the continuance of an Event of Default:

             (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

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             (2)   in the absence of bad faith on its part, the Trustee may
     conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in case of any such certificates or opinions which by provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

     This Section 5.1(b) shall be in lieu of Section 315(a) of the TIA and such
Section 315(a) is hereby expressly excluded from this Indenture, as permitted by the TIA.

     (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

             (1) this paragraph (c) does not limit the effect of paragraph (b) of this Section 5.1;

             (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

             (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 4.12.

     Subparagraphs (c)(1), (2) and (3) shall be in lieu of Sections 315(d)(1), 315(d)(2) and 315(d)(3) of the TIA and such Sections 315(d)(1), 315(d)(2) and 315(d)(3) are hereby expressly excluded from this Indenture, as permitted by the TIA.

     (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this Section 5.1.

     (e) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

     (f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee (acting in any capacity hereunder) shall be under no liability for interest on any money received by it hereunder unless otherwise agreed in writing with the Company.

     Section 5.2 RIGHTS OF TRUSTEE. Subject to its duties and responsibilities under the TIA,

     (a) The Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

     (c) The Trustee may act through agents and attorneys and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

     (d) Subject to the provisions of Section 5.1(c), the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

     (e) The Trustee may consult with counsel selected by it and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel.

     (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

     (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

     (h) The Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

     (i) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

     (j) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

     (k) The Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

     Section 5.3 INDIVIDUAL RIGHTS OF TRUSTEE. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, Conversion Agent or co-registrar may do the same with like rights. However, the Trustee must comply with Sections 5.9 and 5.10.

     Section 5.4 TRUSTEE'S DISCLAIMER. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use or application of the proceeds from the Securities, it shall not be responsible for any statement in the registration statement for the Securities under the Securities Act or in the Indenture or the Securities (other than its certificate of authentication), or the determination as to which beneficial owners are entitled to receive any notices hereunder.

     Section 5.5 NOTICE OF DEFAULTS. If a Default occurs and if it is known to the Trustee, the Trustee shall give to each Holder notice of the Default within 90 days after it occurs unless such Default shall have been cured or waived before the giving of such notice. Except in the case of a Default described in
Section 4.1(a) or (b), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Holders. The second sentence of this
Section 5.5 shall be in lieu of the proviso to Section 315(b) of the TIA and such proviso is hereby expressly excluded from this Indenture, as permitted by the TIA.

     Section 5.6   COMPENSATION AND INDEMNITY.  The Company agrees:

     (a) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited (to the extent permitted by law) by any provision of law in regard to the compensation of a trustee of an express trust);

     (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, advances and disbursements of its agents and counsel), except any such expense, disbursement or advance as shall be determined to have been caused by its own negligence or willful misconduct; and

     (c) to fully indemnify the Trustee or any predecessor trustee and their agents for, and to hold them harmless against, any loss, damage, claim, liability, cost or expense (including reasonable attorney's fees and expenses and taxes (other than taxes based upon, measured by or determined by the income of the Trustee)) incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim (whether asserted by the Company, any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

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     To secure the Company's payment obligations in this Section 5.6, the
Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay the Principal Amount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest, if any, as the case may be, on particular Securities.

     The Company's payment obligations pursuant to this Section 5.6 shall survive the discharge of this Indenture and resignation or removal of the Trustee. When the Trustee incurs expenses after the occurrence of a Default specified in Section 4.1(g) or (h), the expenses, including the reasonable fees and expenses of its counsel, are intended to constitute expenses of administration under any Bankruptcy Law.

     Section 5.7 REPLACEMENT OF TRUSTEE. The Trustee may resign by so notifying the Company; PROVIDED, HOWEVER, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this
Section 5.7. The Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may remove the Trustee by so notifying the Trustee and the Company. The Company shall remove the Trustee if:

     (a)     the Trustee fails to comply with Section 5.9;

     (b)     the Trustee is adjudged bankrupt or insolvent;

     (c) a receiver or public officer takes charge of the Trustee or its property; or

     (d)     the Trustee otherwise becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company satisfactory in form and substance to the retiring Trustee and the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall upon payment of its charges hereunder promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 5.6.

     If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee (at the expense of the Company), the Company or the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 5.9, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     Section 5.8 SUCCESSOR TRUSTEE BY MERGER. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another

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

     corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

     Section 5.9 ELIGIBILITY; DISQUALIFICATION. The Trustee shall at all times satisfy the requirements of TIA Sections 310(a)(1) and 310(b). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. Nothing herein contained shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of TIA Section 310(b).

     Section 5.10 PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                   ARTICLE VI

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

     Section 6.1 COMPANY TO FURNISH TRUSTEE INFORMATION AS TO NAMES AND ADDRESSES OF HOLDERS. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee:

     (a) Semi-annually, not later than May 1 and November 1 in each year, commencing May 1, 2004, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a date not more than 15 days prior to the time such list is furnished and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

PROVIDED, HOWEVER, that so long as the Trustee is the Registrar, no such list shall be required to be furnished.

     Section 6.2   PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of Securities (1) contained in the most recent list furnished to it as provided in
Section 6.1 and (2) received by it in the capacity of Paying Agent or Registrar (if so acting) hereunder.

     The Trustee may destroy any list furnished to it as provided in Section 6.1 upon receipt of a new list so furnished.

     (b) In case three or more Holders of Securities (hereinafter called "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other

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Holders of Securities with respect to their rights under this Indenture or under the Securities, and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                   (1) afford such applicants access to the information preserved a the time by the Trustee in accordance with the provisions of subsection (a) of this Section 6.2, or

                   (2) inform such applicants as to the approximate number of Holders of Securities of such series or of all series, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 6.2, and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Securities whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 6.2, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Each and every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee or any Registrar or any Paying Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with the provisions of subsection (b) of this Section 6.2, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

     Section 6.3 REPORTS BY TRUSTEE. Within 60 days after each May 15 beginning with May 15, 2004, the Trustee shall mail to each Holder a brief report dated as of such May 15 that

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complies with TIA Section 313(a), if required by such Section 313(a). The
Trustee also shall comply with TIA Section 313(b).

     A copy of each report at the time of its mailing to Holders shall be filed with the Commission and each securities exchange, if any, on which the Securities are listed. The Company agrees to promptly notify the Trustee whenever the Securities become listed on any securities exchange and of any delisting thereof.

     Section 6.4 REPORTS BY COMPANY. The Company shall file with the Trustee, within 15 days after it files such annual and quarterly reports, information, documents and other reports with the Commission, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. In the event the Company is at any time no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it shall continue to provide the Trustee with reports containing substantially the same information as would have been required to be filed with the Commission had the Company continued to have been subject to such reporting requirements. In such event, such reports shall be provided at the times the Company would have been required to provide reports had it continued to have been subject to such reporting requirements. The Company also shall comply with the other provisions of TIA Section 314(a).

     Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

     If at any time while any of the Securities are "restricted securities" within the meaning of Rule 144, the Company is no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will prepare and will furnish to any Holder, any beneficial owner of Securities and any prospective purchaser of Securities designated by a Holder or a beneficial owner of Securities, promptly upon request, the information required pursuant to Rule 144A(d)(4) (or any successor thereto) under the Securities Act in connection with the offer, sale or transfer of Securities.

                                   ARTICLE VII

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

     Section 7.1 CONSOLIDATIONS AND MERGERS OF COMPANY PERMITTED SUBJECT TO CERTAIN CONDITIONS. The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

     (a) either (1) the Company shall be the continuing corporation or (2) the person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease the properties and assets of the

Company substantially as an entirety (i) shall be organized and validly existing under the laws of the United States or any State thereof or the District of Columbia and (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all of the obligations of the Company under the Securities and this Indenture;

     (b) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

     (c) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article VII and that all conditions precedent herein provided for relating to such transaction have been satisfied.

     For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise) of the properties and assets of one or more Subsidiaries (other than to the Company or another Subsidiary), which, if such assets were owned by the Company, would constitute all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

     The successor person formed by such consolidation or into which the Company is merged or the successor person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and thereafter, except in the case of a lease and obligations the Company may have under a supplemental indenture pursuant to Section 11.15, the Company shall be discharged from all obligations and covenants under this Indenture and the Securities. Subject to
Section 8.3, the Company, the Trustee and the successor person shall enter into a supplemental indenture to evidence the succession and substitution of such successor person and such discharge and release of the Company.

     Section 7.2 RIGHTS AND DUTIES OF SUCCESSOR CORPORATION. Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 7.1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

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                                  ARTICLE VIII

                             SUPPLEMENTAL INDENTURES

     Section 8.1 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. The Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof) for one or more of the following purposes:

             (1) to evidence the succession of another corporation or entity to the Company, or successive successions, and the assumption by the successor corporation or entity of the covenants, agreements and obligations of the Company under this Indenture;

             (2) to add to the covenants of the Company or to add additional rights for the benefit of the Holders of Securities or to surrender any right or power herein conferred upon the Company;

             (3) to cure any ambiguity, omission, defect or inconsistency herein, to correct or supplement any provision herein or in any supplemental indenture which may be defective or inconsistent with any other provision herein or in any supplemental indenture, or to make such other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities in any material respect;

             (4) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder;

             (5) to add any additional Events of Default for the benefit of the Holders of Securities;

             (6) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in coupon form, registrable or not registrable as to principal, and to provide for exchangeability of such Securities with Securities issued hereunder in fully registered form;

             (7)   to secure the Securities; and

             (8) to comply with any requirement of the Commission in connection with the qualification of the Indenture under the TIA.

     Any amendment described in clause (3) above made solely to conform this Indenture to the final offering memorandum provided to investors in connection with the initial offering of the Securities by the Company will not be deemed to materially and adversely affect the interests of Holders.

     The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder.

     Any supplemental indenture authorized by the provisions of this Section 8.1 may be executed by the Company and the Trustee without the consent of the Holders of any of the outstanding Securities, notwithstanding any of the provisions of Section 8.2.

     Section 8.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. With the consent of the Holders of at least a majority in Principal Amount of the outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of Securities; PROVIDED, HOWEVER, that no such supplemental indenture shall

             (1) change the maturity of any payment of principal of, or any installment of interest (including the payment of Contingent Interest, if any) on the Securities, or reduce the Principal Amount thereof or the rate of interest or any premium thereon, or change the place of payment where, or the coin or currency in which the Securities or any premium or interest (including the payment of Contingent Interest, if any) thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity thereof (or, in the case of redemption or purchase, on or after the Redemption Date or the Purchase Date or a Change in Control Purchase Date, as the case may be), adversely affect the conversion rights of the Holders under Article XI of this Indenture or the right of Holders to require the Company to purchase the Securities under Articles XII and XIII of this Indenture;

             (2) reduce the percentage in aggregate Principal Amount of the outstanding Securities, the consent of whose Holders is required for any such modification, or the consent of whose Holders is required for any waiver of compliance with the provisions of this Indenture or for any waiver of an Event of Default; or

             (3) modify this Section 8.2, except to increase any percentages required for approval or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby.

     Upon the request of the Company accompanied by a copy of a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture. It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

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

     Section 8.3 EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be provided with, and (subject to Section 5.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Section 8.4 EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture pursuant to the provisions of this Article, this Indenture shall be and be deemed to be modified and amended in accordance therewith, and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 8.5 REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities.

                                   ARTICLE IX

                            COVENANTS OF THE COMPANY

     Section 9.1 PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. The Company covenants and agrees that it will duly and punctually pay or cause to be paid all payments in respect of the Securities in accordance with the terms of the Securities and this Indenture. Any amounts to be given to the Trustee or Paying Agent shall be deposited with the Trustee or Paying Agent by 10:00 a.m. New York City time by the Company at the latest on the day such payment is due. Principal Amount, Redemption Price, Purchase Price, Change in Control Purchase Price and interest (including Contingent Interest, if any), shall be considered paid on the applicable date due if on such date (or, in the case of a Purchase Price or Change in Control Purchase Price, on the Business Day following the applicable Purchase Date or Change in Control Purchase Date, as the case may be) the Trustee or the Paying Agent holds, in accordance with this Indenture, money or securities, if permitted hereunder, sufficient to pay all such amounts then due.

     Section 9.2 MAINTENANCE OF OFFICE OR AGENCY. The Company shall maintain an office or agency of the Trustee, Registrar, Paying Agent and Conversion Agent where the Securities may be presented or surrendered for payment, where the Securities may be surrendered for registration of transfer or exchange, where the Securities may be surrendered for purchase, redemption or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office of the Trustee, at 101 Barclay St., 8th Floor West, New York, New York 10286,
Attention: Corporate Trust Administration, shall initially be such office or agency for all of the aforesaid purposes. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes.

     Section 9.3 MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST. If the Company shall at any time act as its own Paying Agent with respect to the Securities, it will, on or before each due date of the Principal Amount, Redemption Price, Purchase Price, Change in Control Purchase Price and interest (including Contingent Interest, if any) on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay such sums so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided. The Company will promptly notify the Trustee of any failure by the Company to take such action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for the Securities, it will, on or prior to each due date of the Principal Amount, Redemption Price, Purchase Price, Change in Control Purchase Price and interest (including Contingent Interest, if any) on any Securities, deposit with a Paying Agent a sum sufficient to pay such amounts so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such amounts, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent, other than the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the Principal Amount, Redemption Price, Purchase Price, Change in Control Purchase Price and interest (including Contingent Interest, if any) on the Securities (whether such sums have been paid to it by the Company or by any other obligor on the Securities) in trust for the benefit of the Persons entitled thereto;

          (2) give the Trustee notice of any failure by the Company (or any other obligor upon the Securities) to make any payment of the Principal Amount, Redemption

     Price, Purchase Price, Change in Control Purchase Price and interest (including Contingent Interest, if any) on the Securities when the same shall be due and payable; and

          (3) at any time during the continuance of any Event of Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     Anything in this Section to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining satisfaction and discharge of this Indenture, or for any other reason, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Section 9.4 COMPLIANCE CERTIFICATE. The Company will deliver to the Trustee, on or before a date not more than 120 days after the end of each fiscal year ending after the date hereof, an Officers' Certificate, one of the signers of which shall be the principal financial, principal accounting or principal executive officer of the Company, stating, as to each officer signing such certificate, whether or not to the best of his knowledge the Company is in default in the performance and observance of any of the terms, provisions and conditions hereof (without regard to any period of grace or requirement of notice provided hereunder), and, if the Company shall be in default, specifying all such defaults and the nature thereof of which he may have knowledge.

     Section 9.5 FURTHER INSTRUMENTS AND ACTS. The Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper or as the Trustee may request to carry out more effectively the purposes of this Indenture.

                                    ARTICLE X

                            REDEMPTION OF SECURITIES

     Section 10.1 RIGHT TO REDEEM; NOTICES TO TRUSTEE. The Company, at its option, may redeem the Securities in accordance with the provisions of the Securities. If the Company elects to redeem Securities pursuant to the applicable provisions of the Securities, it shall notify the Trustee in writing of the Redemption Date, the Principal Amount of Securities to be redeemed and the Redemption Price.

     The Company shall give the notice to the Trustee provided for in this
Section 10.1 by a Company Order, at least 30 days before the Redemption Date.

     Section 10.2 SELECTION OF SECURITIES TO BE REDEEMED. If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata or by lot or by any other method the Trustee considers fair and appropriate (so long as such method is not prohibited by the rules of any stock exchange on which the Securities are then listed). The Trustee shall make the selection at least 15 days but not more than 60 days before the Redemption Date from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the Principal Amount of Securities that have denominations larger than $1,000. Securities and portions of them the Trustee selects shall be in Principal Amounts of $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

     If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as outstanding for the purpose of such selection.

     Section 10.3 NOTICE OF REDEMPTION. At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed.

     The notice shall identify the Securities to be redeemed and shall at a minimum state:

     (a)  the Redemption Date;

     (b)  the Redemption Price;

     (c)  the Conversion Rate;

     (d)  the name and address of the Paying Agent and Conversion Agent;

     (e) that Securities called for redemption may be converted at any time before the close of business on the second Business Day immediately preceding the Redemption Date;

     (f) that Holders who want to convert Securities must satisfy the requirements set forth in the applicable provisions of the Securities;

     (g) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

     (h) if fewer than all the outstanding Securities are to be redeemed, the certificate number and Principal Amounts of the particular Securities to be redeemed;

     (i) that, unless the Company defaults in making payment of such Redemption Price, interest (including Contingent Interest, if any) on Securities called for redemption, interest (including Contingent Interest, if any) will cease to accrue on and after the Redemption Date; and

     (j) the CUSIP number of the Securities.

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

     At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense, provided that the Company makes such request at least three Business Days prior to such notice of redemption.

     Section 10.4 EFFECT OF NOTICE OF REDEMPTION. Once notice of redemption is given, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice except for Securities which are converted in accordance with the terms of this Indenture. Upon surrender to the Paying Agent, such Securities shall be paid at the Redemption Price stated in the notice.

     Section 10.5 DEPOSIT OF REDEMPTION PRICE. Prior to 10:00 a.m., New York City time on the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of either of them is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price, together with interest (including Contingent Interest, if any) accrued and unpaid to the Redemption Date, of all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which on or prior thereto have been delivered by the Company to the Trustee for cancellation or have been converted. The Paying Agent shall as promptly as practicable return to the Company any money not required for that purpose because of conversion of Securities pursuant to Article XI. If such money is then held by the Company in trust and is not required for such purpose it shall be discharged from such trust.

     Section 10.6 SECURITIES REDEEMED IN PART. Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Security in an authorized denomination equal in Principal Amount to the unredeemed portion of the Security surrendered.

     Section 10.7 CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION. In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities called for redemption by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to a Paying Agent (other than the Company or any of its Affiliates) in trust for the Holders, on or before 11:00 A.M. New York City time on the Redemption Date, an amount that, together with any amounts deposited with such Paying Agent by the Company for the redemption of such Securities, is not less than the Redemption Price of such Securities. Notwithstanding anything to the contrary contained in this Article, the obligation of the Company to pay the Redemption Price of such Securities shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers; PROVIDED, HOWEVER, that nothing in this Section 10.7 shall relieve the Company of its obligation to pay the Redemption Price of the Securities called for redemption. If such an agreement is entered into, any Securities called for redemption and not surrendered for conversion by the Holders thereof prior to the relevant Redemption Date may, at the option of the Company upon written notice to the Trustee, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article XI) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the Business Day immediately prior to the Redemption Date, subject to payment of the above amount as aforesaid. The Paying Agent shall hold and pay to the Holders whose Securities are selected for redemption any such amount paid to it for purchase in the same manner as it would money deposited with it by the Company for the redemption of the Securities. Without the Paying Agent's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Paying Agent as set forth in this Indenture, and the Company agrees to indemnify the Paying Agent from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers, including the costs and expenses incurred by the Paying Agent in the defense of any claim or liability reasonably incurred without negligence or bad faith on its part arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture, in accordance with the indemnity provisions applicable to the Trustee set forth herein.

                                   ARTICLE XI

                                   CONVERSION

     Section 11.1 CONVERSION RIGHTS. The Securities shall be convertible in accordance with their terms and in accordance with and subject to this Article into a number of shares of Common Stock per $1,000 Principal Amount of Securities equal to the Conversion Rate.

     A Holder of a Security otherwise entitled to a fractional share shall receive cash in an amount equal to the value of such fractional share based on the Applicable Stock Price. Upon a conversion, the Company may deliver cash or a combination of cash and Common Stock in lieu of Common Stock, as described in
Section 11.6.

     Upon determination that Holders are or will be entitled to convert their Securities pursuant to this Article XI, the Company shall issue a press release and publish such determination on the Company's Web site on the World Wide Web.

     A Security in respect of which a Holder has delivered a Purchase Notice or Change in Control Purchase Notice exercising the option of such Holder to require the Company to purchase such Security may be converted only if such notice of exercise is withdrawn in accordance with the terms of the Indenture.

     Section 11.2 CONVERSION RIGHTS BASED ON COMMON STOCK PRICE. Commencing after June 30, 2003, Securities may be surrendered for conversion into shares of Common Stock in integral multiples of $1,000 in any calendar quarter (and only during such calendar quarter), if, as of the last day of the preceding calendar quarter, the closing Sale Price of the Common Stock for at least 20 Trading Days in a period of 30 consecutive Trading Days ending on the last Trading Day of such preceding calendar quarter is more than 120% of the Base Conversion Price per share of Common Stock.

     Section 11.3 CONVERSION RIGHTS UPON CREDIT RATION DOWNGRADE. Securities may be surrendered for conversion in integral multiples of $1,000 any time the credit rating assigned to the Securities by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies Inc., and its successors
("Standard & Poor's") or, if Standard & Poor's is not making ratings of the Securities publicly available, a nationally recognized U.S. rating agency or agencies, as the case may be, selected by the Company, which will be substituted for Standard & Poor's, is below the Applicable Rating. "Applicable Rating" means, (1) BB-, in the case of Standard & Poor's (or its equivalent, under any successor ratings categories of Standard & Poor's) or (2) the equivalent in respect of ratings categories of any rating agencies substituted for Standard & Poor's.

     Section 11.4 CONVERSION RIGHTS UPON NOTICE OF REDEMPTION. Holders of Securities may surrender for conversion Securities in integral multiples of $1,000 Principal Amount called for redemption under Article X hereof at any time prior to the close of business on the second Business Day preceding the Redemption Date.

     Section 11.5 CONVERSION RIGHTS UPON OCCURRENCE OF CERTAIN CORPORATE TRANSACTIONS.

     If the Company is a party to a consolidation, merger or binding share exchange pursuant to which shares of Common Stock would be converted into cash, securities or other property as set forth in Section 11.15, any Security may be surrendered for conversion at any time from and after the date which is 15 days prior to the anticipated effective date of the transaction until 15 days after the actual date of such transaction and, at the effective time of the transaction, the right to convert a Security into shares of Common Stock shall be changed into a right to convert such Security into the kind and amount of cash, securities or other property of the Company or another person which the Holder would have received if the Holder had converted such Security immediately prior to the transaction.

     If the Company declares a dividend or distribution described in Section 11.10(b), or a dividend or a distribution described in Section 11.10(c) where the fair market value of such dividend or distribution per share of Common Stock exceeds 15% of the Sale Price of the Common Stock on the Business Day immediately preceding the date of declaration for such dividend or distribution, the Securities may be surrendered for conversion beginning on the date the Company gives notice to the Holders of such right, which shall not be less than 20 days prior to the Ex-Dividend Time for such dividend or distribution, and Securities may be surrendered for conversion at any time thereafter until the close of business on the Business Day prior to the Ex-Dividend Time or until the Company announces that such dividend or distribution will not take place.

     Section 11.6  CONVERSION PROCEDURES. To convert a Security, a Holder must
(a) complete and manually sign the Conversion Notice or a facsimile of the Conversion Notice on the back of the Security and deliver such notice to a Conversion Agent, (b) surrender the Security to a Conversion Agent, (c) furnish appropriate endorsements and transfer documents if required by the Registrar or a Conversion Agent, and (d) pay any transfer or similar tax, if required. The date on which the Holder satisfies all of those requirements is the "Conversion Date." Within two Business Days following the Conversion Date, the Company shall deliver to the Holder, through the Conversion Agent, written notice of whether such Securities shall be converted into Common Stock or paid in cash or a combination of cash and Common Stock (unless the Company shall have already done so pursuant to a notice of redemption pursuant to Section 10.3 in respect of a Conversion Date occurring before the Redemption Date set forth in such notice). If the Company shall have notified the Holder that all of such Securities shall be converted into Common Stock or a combination of cash and Common Stock, the Company shall deliver to the Holder through the Conversion Agent, no later than the third Business Day following the date on which the Applicable Stock Price is determined, a certificate for the number of whole shares of Common Stock issuable upon the conversion and, if applicable, cash in lieu of such Common Stock and cash in lieu of any fractional shares pursuant to Section 11.7. Except as otherwise provided in this Article XI, if the Company shall have notified the Holder that all or a portion of such Security shall be paid solely in cash, the Company shall deliver to the Holder surrendering such Security the amount of cash per Security (or a portion of a Security) equal to the Applicable Stock Price multiplied by the Conversion Rate in effect with respect to such Conversion Date no later than the tenth Business Day following such Conversion Date. Except as otherwise provided in this Article XI, the Company may not change its election with respect to the consideration to be delivered upon conversion of a Security once the Company has notified the Holder in accordance with this paragraph. Anything herein to the contrary notwithstanding, in the case of Global Securities, Conversion Notices may be delivered and such Securities may be surrendered for conversion in accordance with the applicable procedures of the Depositary as in effect from time to time. The Person in whose name the Common Stock certificate is registered shall be deemed to be a shareholder of record on the Conversion Date; PROVIDED, HOWEVER, that no surrender of a Security on any date when the stock transfer books of the Company are closed shall be effective to constitute the Person or Persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the date on which the Applicable Stock Price is determined with respect to the applicable Conversion Date.

     No payment or adjustment shall be made for dividends on, or other distributions with respect to, any Common Stock except as provided in this Article. On conversion of a Security, except as provided below in the case of certain Securities or portions thereof called for redemption, that portion of accrued and unpaid interest, including Contingent Interest, if any, on the converted Security attributable to the period from the most recent Interest Payment Date (or, if no Interest Payment Date has occurred, from the Issue Date) through the Conversion Date and Tax Original Issue Discount accrued through the Conversion Date with respect to the converted Security shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through delivery of the Common Stock (together with the cash payment, if any, in lieu of fractional shares), or cash or a combination of cash and Common Stock in lieu thereof, in exchange for the Security being converted pursuant to the provisions hereof, and the fair market value of such shares of Common Stock (together with any such cash payment in lieu of fractional shares), or cash or a combination of cash and Common Stock in lieu thereof, shall be treated as issued, to the extent thereof, first in exchange for accrued and unpaid interest (including Contingent Interest, if any) and Tax Original Issue Discount accrued through the Conversion Date and the balance, if any, of such fair market value of such Common Stock (and any such cash payment), or cash in lieu thereof, shall be treated as issued in exchange for the Principal Amount of the Security being converted pursuant to the provisions hereof.

     The Company agrees, and each Holder and any beneficial owner of a Security by its purchase thereof shall be deemed to agree, to treat, for United States federal income tax purposes, the fair market value of the Common Stock received upon the conversion of a security

(together with any cash payment in lieu of fractional shares) or cash, or a combination of cash and Common Stock as a contingent payment on the Security for purposes of Treasury Regulation Section 1.1275-4(b).

     If a Holder converts more than one Security at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the aggregate Principal Amount of Securities converted.

     Upon surrender of a Security that is converted in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Security equal in Principal Amount to the Principal Amount of the unconverted portion of the Security surrendered.

     Securities or portions thereof surrendered for conversion during the period from the close of business on any Regular Record Date immediately preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except for Securities called for redemption pursuant to Article X hereof on a Redemption Date that occurs during the period between a Regular Record Date and the Interest Payment Date to which such Regular Record Date relates) be accompanied by payment to the Company or its order, in New York Clearing House funds or other funds acceptable to the Company, of an amount equal to the interest payable on such Interest Payment Date on the Principal Amount of Securities or portions thereof being surrendered for conversion.

     The Holders' rights to convert Securities into Common Stock are subject to the Company's right to elect instead to pay each such Holder the amount of cash determined pursuant to this Article (or an equivalent amount in a combination of cash and shares of Common Stock), in lieu of delivering such Common Stock; PROVIDED, HOWEVER, that if an Event of Default (other than a default in a cash payment upon conversion of the Securities) shall have occurred and be continuing, the Company shall deliver Common Stock in accordance with this Article, whether or not the Company has delivered a notice pursuant to this
Section 11.6 to the effect that the Securities would be paid in cash or a combination of cash and Common Stock.

     Section 11.7 FRACTIONAL SHARES. The Company shall not issue a fractional share of Common Stock upon conversion of a Security. Instead, the Company will deliver cash for the current market value of the fractional share. The current market value of a fractional share of Common Stock shall be determined, to the nearest 1/1,000th of a share, by multiplying the Applicable Stock Price in effect with respect to the applicable Conversion Date of a full share of Common Stock by the fractional amount and rounding the product to the nearest whole cent.

     Section 11.8 TAXES ON CONVERSION. If a Holder converts a Security, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon such conversion. However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder's name. The Conversion Agent may refuse to deliver the certificate representing the Common Stock being issued in a name other than the Holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder's name. Nothing herein shall preclude any tax withholding required by law or regulation.

     Section 11.9 COMPANY TO PROVIDE COMMON STOCK. The Company shall, prior to issuance of any Securities under this Article, and from time to time as may be necessary, reserve, out of its authorized but unissued Common Stock, a sufficient number of shares of Common Stock to permit the conversion of all Securities outstanding into shares of Common Stock. All shares of Common Stock delivered upon conversion of the Securities shall be newly issued shares, shall be duly authorized, validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

     The Company will endeavor promptly to comply with all federal and state securities laws regulating the registration of the offer and delivery of shares of Common Stock to a converting Holder upon conversion of Securities, if any.

     Section 11.10 ADJUSTMENT OF BASE CONVERSION RATE. The Base Conversion Rate (and, as applicable, the Base Conversion Price, Incremental Share Factor and Applicable Stock Price used in the determination thereof) shall be adjusted from time to time by the Company in accordance with the provisions of this Section 11.10:

     (a) If, after the Issue Date of the Securities, the Company:

          (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock or other Capital Stock;

          (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

          (3) combines its outstanding shares of Common Stock into a smaller number of shares;

          (4) pays a dividend or makes a distribution on its Common Stock in shares of its Capital Stock (other than Common Stock or rights, warrants or options for its Capital Stock); or

          (5) issues by reclassification of its Common Stock any shares of its Capital Stock (other than rights, warrants or options for its Capital Stock),

then the Base Conversion Rate (and, as applicable, the Base Conversion Rate, Base Conversion Price, Incremental Share Factor and Applicable Stock Price used in the determination thereof) in effect immediately prior to such action shall be adjusted so that the Holder of a Security thereafter converted may receive the number of shares of Capital Stock of the Company which such Holder would have owned immediately following such action if such Holder had converted the Security immediately prior to such action.

     The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

     If after an adjustment a Holder of a Security upon conversion of such Security may receive shares of two or more classes of Capital Stock of the Company, the Base Conversion

Rate (and, as applicable, the Base Conversion Price, Incremental Share Factor and Applicable Stock Price used in the determination thereof) shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class of Capital Stock as is contemplated by this Section 11.10 with respect to the Common Stock, on terms comparable to those applicable to Common Stock in this Section 11.10.

     (b) If after the Issue Date of the Securities, the Company distributes any rights, warrants or options to all holders of its Common Stock entitling them, for a period expiring within 60 days after the record date for such distribution, to purchase shares of Common Stock at a price per share less than the Sale Price as of the Time of Determination, the Base Conversion Rate shall be adjusted in accordance with the formula:

                          R'  =  R x           (O + N)
                                      --------------------------
                                           (O + (N x P)/M)

         where:

         R'= the adjusted Base Conversion Rate.

         R = the current Base Conversion Rate.

         O = the number of shares of Common Stock outstanding on the record date for the distribution to which this Section 11.10(b) is being applied.

         N = the number of additional shares of Common Stock offered pursuant to the distribution.

         P = the offering price per share of the additional shares.

         M = the Average Sale Price, minus, in the case of (i) a distribution to which Section 11.10(a)(4) applies or (ii) a distribution to which Section 11.10(c) applies, for which, in each case, (x) the record date shall occur on or before the record date for the distribution to which this Section 11.10(b) applies and (y) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this Section 11.10(b) applies, the fair market value (on the record date for the distribution to which this Section 11.10(b) applies) of the

              (1) Capital Stock of the Company distributed in respect of each share of Common Stock in such Section 11.10(a)(4) distribution; and

              (2) assets of the Company or debt securities or any rights, warrants or options to purchase securities of the Company distributed in respect of each share of Common Stock in such
                    Section 11.10(c) distribution.

     The Board of Directors shall determine fair market values for the purposes of this Section 11.10(b).

     The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the rights, warrants or options to which this Section 11.10(b) applies. If all of the shares of Common Stock subject to such rights, warrants or options have not been issued when such rights, warrants or options expire, then the Base Conversion Rate shall promptly be readjusted to the Base Conversion Rate which would then be in effect had the adjustment upon the issuance of such rights, warrants or options been made on the basis of the actual number of shares of Common Stock issued upon the exercise of such rights, warrants or options.

     No adjustment shall be made under this Section 11.10(b) if the application of the formula stated above in this Section 11.10(b) would result in a value of R' that is equal to or less than the value of R.

     "Average Sale Price" means the average of the Sale Prices of the Common Stock for the shorter of

          (1) 30 consecutive trading days ending on the last full trading day prior to the Time of Determination with respect to the rights, warrants or options or distribution in respect of which the Average Sale Price is being calculated, or

          (2) the period (x) commencing on the date next succeeding the first public announcement of (a) the issuance of rights, warrants or options or
     (b) the distribution, in each case, in respect of which the Average Sale Price is being calculated and (y) proceeding through the last full trading day prior to the Time of Determination with respect to the rights, warrants or options or distribution in respect of which the Average Sale Price is being calculated (excluding days within such period, if any, which are not trading days), or

          (3) the period, if any, (x) commencing on the date next succeeding the Ex-Dividend Time with respect to the next preceding (a) issuance of rights, warrants or options or (b) distribution, in each case, for which an adjustment is required by the provisions of Section 11.10(a)(4), 11.10(b) or 11.10(c) and (y) proceeding through the last full trading day prior to the Time of Determination with respect to the rights, warrants or options or distribution in respect of which the Average Sale Price is being calculated (excluding days within such period, if any, which are not trading days).

     In the event that the Ex-Dividend Time (or in the case of a subdivision, combination or reclassification, the effective date with respect thereto) with respect to a dividend, subdivision, combination or reclassification to which
Section 11.10(a)(1), (2), (3) or (5) applies occurs during the period applicable for calculating "Average Sale Price" pursuant to the definition in the preceding sentence, "Average Sale Price" shall be calculated for such period in a manner determined by the Board of Directors to reflect the impact of such dividend, subdivision, combination or reclassification on the Sale Price of the Common Stock during such period.

     "Time of Determination" means the time and date of the earlier of (i) the determination of stockholders entitled to receive rights, warrants or options or a distribution, in each case, to which Section 11.10(b) or 11.10(c) applies and
(ii) the time ("Ex-Dividend Time") immediately prior to the commencement of "ex-dividend" trading for such rights, warrants or options or distribution on the New York Stock Exchange or such other principal national or regional exchange or market on which the Common Stock is then listed or quoted.

     (c) (1) If, after the Issue Date of the Securities, the Company distributes to all holders of its Common Stock any of its assets, or debt securities or any rights, warrants or options to purchase securities of the Company (including securities or cash, but excluding (x) distributions of Capital Stock referred to in Section 11.10(a) and distributions of rights, warrants or options referred to in Section 11.10(b) and (y) cash dividends or other cash distributions that are paid out of consolidated current net earnings or earnings retained in the business as shown on the books of the Company unless such cash dividends or other cash distributions are Extraordinary Cash Dividends) the Base Conversion Rate shall be adjusted, subject to the provisions of the last paragraph of this
Section 11.10(c), in accordance with the formula:

                             R'  =  R x        M
                                         --------------
                                              M-F

         where:

     R'=  the adjusted Base Conversion Rate.

     R =  the current Base Conversion Rate.

     M = the Average Sale Price, minus, in the case of a distribution to which Section 11.10(a)(4) applies, for which (i) the record date shall occur on or before the record date for the distribution to which this
          Section 11.10(c) applies and (ii) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this Section 11.10(c) applies, the fair market value (on the record date for the distribution to which this Section 11.10(c) applies) of any Capital Stock of the Company distributed in respect of each share of Common Stock in such Section 11.10(a)(4) distribution.

     F = the fair market value (on the record date for the distribution to which this Section 11.10(c) applies) of the assets, securities, rights, warrants or options to be distributed in respect of each share of Common Stock in the distribution to which this Section 11.10(c) is being applied (including, in the case of cash dividends or other cash distributions giving rise to an adjustment, all such cash distributed concurrently).

     The Board of Directors shall determine fair market values for the purposes of this Section 11.10(c).

     The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution to which this Section 11.10(c) applies.

     For purposes of this Section 11.10(c)(1), the term "Extraordinary Cash Dividend" shall mean any cash dividend with respect to the Common Stock the amount of which, together with the aggregate amount of cash dividends on the Common Stock to be aggregated with such cash dividend in accordance with the provisions of this paragraph, equals or exceeds the threshold percentages set forth in item (i) below. For purposes of item (i) below, the "Measurement Period" with respect to a cash dividend on the Common Stock shall mean the 365 consecutive day period ending on the date prior to the Ex-Dividend Time with respect to such cash dividend, and the "Relevant Cash Dividends" with respect to a cash dividend on the Common Stock shall mean the cash dividends on the Common Stock with Ex-Dividend Times occurring in the Measurement Period.

          (i) If, upon the date prior to the Ex-Dividend Time with respect to a cash dividend on the Common Stock, the aggregate amount of such cash dividend together with the amounts of all Relevant Cash Dividends equals or exceeds on a per share basis 5% of the Sale Price of the Common Stock on the last trading day preceding the date of declaration by the Board of Directors of the cash dividend with respect to which this provision is being applied, then such cash dividend together with all Relevant Cash Dividends, shall be deemed to be an Extraordinary Cash Dividend and for purposes of applying the formula set forth above in this Section 11.10, the value of "F" shall be equal to (y) the aggregate amount of such cash dividend together with the amount of all Relevant Cash Dividends, minus (z) the aggregate amount of all Relevant Cash Dividends for which a prior adjustment in the Conversion Rate was previously made under this Section 11.10(c).

          (ii) In making the determinations required by item (i) above, the amount of cash dividends paid on a per share basis and the amount of any Relevant Cash Dividends specified in item (i) above shall be appropriately adjusted to reflect the occurrence during such period of any event described in Section 11.10(a).

     (2) If, after the Issue Date, the Company pays a dividend or makes a distribution to all holders of its Common Stock consisting of capital stock of any class or series, or similar equity interests, of or relating to a Subsidiary or other business unit of the Company, the Base Conversion Rate shall be adjusted in accordance with the formula:

                              R' = R x (1 + F/M)

          where:

          R' = the adjusted Base Conversion Rate.

          R  = the current Base Conversion Rate.

          M  = the average of the Sale Prices of the Common Stock for the ten
               (10) Trading Days commencing on and including the fifth Trading Day after the date on which "ex-dividend trading" commences for such dividend or distribution on The New York Stock Exchange or such other national or regional exchange or market which such securities are then listed or quoted (the "Ex-Dividend Date").

          F = the fair market value of the securities distributed in respect of each share of Common Stock for which this Section 11.10(c)(2) applies and shall equal the number of securities distributed in respect of each share of Common Stock multiplied by the average of the Sale Prices of those securities distributed for the ten
               (10) Trading Days commencing on and including the fifth Trading Day after the effectiveness of the Ex-Dividend Date.

     (3)  In the event that, with respect to any distribution to which
Section 11.10(c)(1) or (2) would otherwise apply, the difference between "M-F" is less than $1.00 or "F" is equal to or greater than "M", then the adjustment provided by Section 11.10(c)(1) or (2) shall not be made and in lieu thereof the provisions of Section 11.15 shall apply to such distribution.

     Section 11.11 WHEN ADJUSTMENTS MAY BE DEFERRED OR ARE NOT REQUIRED. (a) No adjustment in the Conversion Rate shall be required unless the adjustment would require an increase or decrease of at least 1% in the Conversion Rate as last adjusted; provided, HOWEVER, that any adjustments which by reason of this
Section 11.11 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest 1/1,000th of a share, as the case may be.

     No adjustment need be made for issuances of Common Stock pursuant to a Company plan for reinvestment of dividends or interest or for a change in the par value or a change to no par value of the Common Stock.

     (b)  No adjustment need be made for a transaction referred to in
Section 11.10(a), 11.10(b), 11.10(c) or 11.15 if Holders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction. Such participation by Holders may include participation upon conversion provided that an adjustment shall be made at such time as the Holders are no longer entitled to participate.

     (c)  To the extent the Securities become convertible pursuant to this
Article XI into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

     Section 11.12 ADJUSTMENT FOR TAX PURPOSES. The Company shall be entitled to make such adjustments in the Conversion Rate, in addition to those required by Section 11.10, as in its discretion shall determine to be advisable in order that any stock dividends, subdivisions of shares, distributions of rights to purchase stock or securities or distributions of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

     Section 11.13 NOTICE OF ADJUSTMENT. Whenever the Conversion Rate is adjusted, the Company shall promptly mail to Holders a notice of the adjustment and file with the Trustee an Officers' Certificate specifying the adjusted Conversion Rate, and briefly stating the facts requiring the adjustment and the manner of computing it.

     Section 11.14 NOTICE OF CERTAIN TRANSACTIONS. In the event that:

     (1) the Company takes any action which would require an adjustment in the Conversion Rate;

     (2) the Company takes any action that requires a supplemental indenture pursuant to Section 11.15; or

     (3)  there is a dissolution or liquidation of the Company;

the Company shall mail to Holders and file with the Trustee a notice stating the proposed record or effective date, as the case may be. The Company shall mail the notice at least fifteen days before such date. Failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clause (1), (2) or (3) of this Section 11.14.

     Section 11.15 EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE ON CONVERSION PRIVILEGE. If the Company is a party to a transaction subject to
Section 8.1 (other than a sale of all or substantially all of the assets of the Company in a transaction in which the holders of Common Stock immediately prior to such transaction do not receive securities, cash or other assets of the Company or any other person) or a merger or binding share exchange which reclassifies or changes its outstanding Common Stock, the person obligated to deliver securities, cash or other assets upon conversion of Securities shall enter into a supplemental indenture. If the issuer of securities deliverable upon conversion of Securities is an Affiliate of the successor Company, that issuer shall join in the supplemental indenture.

     The supplemental indenture shall provide that the Holder of a Security may convert it into the kind and amount of securities, cash or other assets which such Holder would have received immediately after the consolidation, merger, binding share exchange or transfer if such Holder had converted the Security immediately before the effective date of the transaction, assuming (to the extent applicable) that such Holder (i) was not a constituent person or an Affiliate of a constituent person to such transaction; (ii) made no election with respect thereto; and (iii) was treated alike with the plurality of non-electing Holders. The supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article XI. The successor Company shall mail to Holders a notice briefly describing the supplemental indenture.

     If this Section applies, neither Section 11.10(a) nor 11.10(b) applies.

     If the Company makes a distribution to all holders of its Common Stock of any of its assets, or debt securities or any rights, warrants or options to purchase securities of the Company that, but for the provisions of Section 11.10(c)(3), would otherwise result in an adjustment in the Conversion Rate pursuant to the provisions of Section 11.10(c), then, from and after the record date for determining the holders of Common Stock entitled to receive the distribution, a Holder of a Security that converts such Security in accordance with the provisions of this Indenture shall upon such conversion be entitled to receive, in addition to the shares of Common Stock into which the Security is convertible, the kind and amount of securities, cash or other assets comprising the distribution that such Holder would have received if such Holder had converted the Security immediately prior to the record date for determining the holders of Common Stock entitled to receive the distribution.

     Section 11.16 TRUSTEE'S DISCLAIMER. The Trustee shall have no duty to determine when an adjustment under this Article should be made, how it should be made or what such adjustment should be, but may accept as conclusive evidence of that fact or the correctness of any such adjustment, and shall be protected in relying upon, an Officers' Certificate including the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 11.13. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities, and the Trustee shall not be responsible for the Company's failure to comply with any provisions of this Article.

     The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture executed pursuant to Section 11.15, but may accept as conclusive evidence of the correctness thereof, and shall be fully protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 11.13.

     Section 11.17 VOLUNTARY INCREASE. The Company from time to time may increase the Conversion Rate (and, as applicable, the Base Conversion Rate, Base Conversion Price, Incremental Share Factor and Applicable Stock Price used in the determination thereof) by any amount for any period of time. Whenever the Conversion Rate is increased, the Company shall mail to Holders and file with the Trustee and the Conversion Agent a notice of the increase. The Company shall mail the notice at least 15 days before the date the increased Conversion Rate takes effect. The notice shall state the increased Conversion Rate and the period it will be in effect.

     A voluntary increase of the Conversion Rate does not change or adjust the Conversion Rate otherwise in effect for purposes of Section 11.10.

     Section 11.18 RIGHTS ISSUED IN RESPECT OF COMMON STOCK ISSUED UPON CONVERSION. Each share of Common Stock issued upon conversion of Securities pursuant to this Article 11 shall be entitled to receive the appropriate number of common stock or preferred stock purchase rights, as the case may be (the "Rights"), if any, that shares of Common Stock are entitled to receive and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any shareholder rights agreement adopted by the Company, as the same may be amended from time to time (in each case, a "Rights Agreement"). Provided that such Rights Agreement requires that each share of Common Stock issued upon conversion of Securities at any time prior to the distribution of separate certificates representing the Rights be entitled to receive such Rights, then, notwithstanding anything else to the contrary in this Article 11, there shall not be any adjustment to the conversion privilege or Conversion Rate as a result of the issuance of Rights, the distribution of separate certificates representing the Rights, the exercise or redemption of such Rights in accordance with any such Rights Agreement, or the termination or invalidation of such Rights.

     Section 11.19 COMPANY DETERMINATION FINAL. Any determination that the Company or the Board of Directors must make pursuant to Section 11.6, 11.7, 11.10, 11.11, 11.12 or 11.15 shall be conclusive.

                                   ARTICLE XII

                         REPAYMENT AT OPTION OF HOLDERS

     Section 12.1 APPLICABILITY OF ARTICLE. Repayment of Securities before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities and in accordance with this Article. The Company shall be required to purchase Securities in accordance with this Article XII.

     Securities shall be purchased by the Company pursuant to the terms and conditions under the caption "Purchase by the Company at the Option of the Holder" in the Securities on any February 25 occurring in the years 2008, 2013, 2018, 2023 and 2028 (each, a "Purchase Date"), at the purchase price specified therein (each, a "Purchase Price"), at the option of the Holder thereof, upon:

     (1) delivery to the Paying Agent, by the Holder of a written notice of purchase (a "Purchase Notice") at any time from the opening of business on the date that is 21 Business Days prior to a Purchase Date until the close of business on the Business Day immediately preceding such Purchase Date stating:

          (A) if a certificated Security has been issued, the certificate number of the Security which the Holder will deliver to be purchased or if not, such information as may be required under applicable procedures of the Depositary,

          (B) the portion of the Principal Amount of the Security which the Holder will deliver to be purchased, which portion must be $1,000 or an integral multiple thereof,

          (C) that such Security shall be purchased as of the Purchase Date pursuant to the terms and conditions specified under the paragraph "Purchase by the Company at the Option of the Holder" of the Securities and in this Indenture, and

          (D) in the event that the Company elects, pursuant to Section 12.2 hereof, to pay the Purchase Price to be paid as of such Purchase Date, in whole or in part, in Common Stock but such portion of the Purchase Price shall ultimately be payable to such Holder entirely in cash because any of the conditions to payment of the Purchase Price in Common Stock is not satisfied prior to the close of business on the Business Day immediately preceding such Purchase Date, whether such Holder elects (i) to withdraw such Purchase Notice as to some or all of the Securities to which such Purchase Notice relates (stating the Principal Amount and certificate numbers of the Securities as to which such withdrawal shall relate), or (ii) to receive cash in respect of the entire Purchase Price for all Securities (or portions thereof) to which such Purchase Price relates, and

     (2) delivery of such Security to the Paying Agent prior to, on or after the Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Purchase Price therefor; PROVIDED, HOWEVER, that such Purchase Price shall be so paid pursuant to this Article only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice.

     If a Holder, in such Holder's Purchase Notice and in any written notice of withdrawal delivered by such Holder pursuant to the terms of Section 12.9 hereof, fails to indicate such Holder's choice with respect to the election set forth in clause (D) of Section 12.1(1), such Holder shall be deemed to have elected to receive cash in respect of the Purchase Price for all Securities subject to the Purchase Notice in the circumstances set forth in such clause(D).

     The Company shall purchase from the Holder thereof, pursuant to this Article, a portion of a Security if the Principal Amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

     Any purchase by the Company contemplated pursuant to the provisions of this Article shall be consummated by the delivery of the consideration to be received by the Holder (if any) promptly following the later of the Purchase Date and the time of delivery of the Security.

     Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Purchase Notice contemplated by this Section 12.1 shall have the right to withdraw such Purchase Notice at any time prior to the close of business on Business Day immediately preceding the Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 12.9.

     The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

     The Company may, at its option, specify additional dates on which Holders will have the right to require it to purchase Securities upon written notice to the Trustee and the Holders. Such notice shall specify the additional dates upon which the Company shall be required to purchase the Securities at the option of the Holders and shall be delivered to the Trustee and the Holders no less than 25 Business Days prior to the earliest purchase date specified in such notice.

     Section 12.2 THE COMPANY'S RIGHT TO ELECT MANNER OF PAYMENT OF PURCHASE PRICE.

     (a) The Purchase Price of Securities in respect of which a Purchase Notice pursuant to Section 12.1 has been given, or a specified percentage thereof, will be paid by the Company, at the election of the Company, with cash or Common Stock or in any combination of cash and Common Stock, subject to the conditions set forth in Section 12.2 and 12.3 hereof. The Company shall designate, in the Company Notice delivered pursuant to Section 12.5 hereof, whether the Company will purchase the Securities for cash or Common Stock, or, if a combination thereof, the percentages of the Purchase Price of Securities in respect of which it will pay in cash and Common Stock; PROVIDED, HOWEVER, that the Company will pay cash for fractional interests in Common Stock. For purposes of determining the existence of potential fractional interests, all Securities subject to purchase by the Company held by a Holder shall be considered together (no matter how many separate certificates are to be presented). Each Holder whose Securities are purchased pursuant to this Article shall receive the same percentage of cash or Common Stock in payment of the Purchase Price for such Securities, except (i) as provided in
Section 12.4 with regard to the payment of cash in lieu of fractional Common Stock and (ii) in the event that the Company is unable to purchase the Securities of a Holder or Holders for Common Stock because any necessary qualifications or registrations of the Common Stock under applicable state securities laws cannot be obtained, the Company may purchase the Securities of such Holder or Holders for cash. The Company may not change its election with respect to the consideration (or components or percentages of components thereof) to be paid once the Company has given its Company Notice to Holders except pursuant to this Section 12.2 or pursuant to Section 12.4 in the event of a failure to satisfy, prior to the close of business on the Purchase Date, any condition to the payment of the Purchase Price, in whole or in part, in Common Stock.

     At least three Business Days before the Company Notice Date, the Company shall deliver an Officers' Certificate to the Trustee specifying:

          (i)     the manner of payment selected by the Company,

          (ii)    the information required by Section 12.5,

          (iii) if the Company elects to pay the Purchase Price, or a specified percentage thereof, in Common Stock, that the conditions to such manner of payment set forth in Section 12.4 have been or will be complied with, and

          (iv) whether the Company desires the Trustee to give the Company Notice required by Section 12.5.

     Section 12.3 PURCHASE WITH CASH. On each Purchase Date, at the option of the Company, the Purchase Price of Securities in respect of which a Purchase Notice pursuant to Section 12.1 has been given, or a specified percentage thereof, may be paid by the Company with cash equal to the aggregate Purchase Price of such Securities. If the Company elects to purchase Securities with cash, the Company Notice, as provided in Section 12.5, shall be sent to Holders (and to beneficial owners as required by applicable law) not less than 21 Business Days prior to such Purchase Date (the "Company Notice Date").

     Section 12.4 PAYMENT BY ISSUANCE OF COMMON STOCK. On each Purchase Date, at the option of the Company, the Purchase Price of Securities in respect of which a Purchase Notice pursuant to Section 12.1 has been given, or a specified percentage thereof, may be paid by the Company by the issuance of a number of shares of Common Stock equal to the quotient obtained by dividing (i) the amount of cash to which the Holders would have been entitled had the Company elected to pay all or such specified percentage, as the case may be, of the Purchase Price of such Securities in cash by (ii) the Market Price of a share of Common Stock, subject to the next succeeding paragraph.

     The Company will not issue a fractional share of Common Stock in payment of the Purchase Price. Instead the Company will pay cash for the current market value of the fractional share. The current market value of a fraction of a share of Common Stock shall be determined by multiplying the Market Price by such fraction and rounding the product to the nearest whole cent with one half cent being rounded upwards. It is understood that if a Holder elects to have more than one Security purchased, the number of shares of Common Stock shall be based on the aggregate amount of Securities to be purchased.

     If the Company elects to purchase the Securities by the issuance of Common Stock, the Company Notice, as provided in Section 12.5, shall be sent to the Holders (and to beneficial owners as required by applicable law) not later than the Company Notice Date.

     The Company's right to exercise its election to purchase the Securities pursuant to this Article through the issuance of Common Stock shall be conditioned upon:

          (i) the Company's not having given its Company Notice of an election to pay entirely in cash and its giving of timely Company Notice of election to purchase all or a specified percentage of the Securities with Common Stock as provided herein;

          (ii) the listing of shares of Common Stock to be issued in respect of the payment of the Purchase Price on the principal United States securities exchange on which the Common Stock is then listed or, if not so listed, the quotation of such shares on NASDAQ;

          (iii) the registration of the shares of Common Stock to be issued in respect of the payment of the Purchase Price under the Securities Act or the Exchange Act, in each case, if required for the initial issuance thereof;

          (iv) any necessary qualification or registration under applicable state securities laws or the availability of an exemption from such qualification and registration; and

          (v) the receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel each stating that (A) the terms of the issuance of the Common Stock are in conformity in all material respects with this Indenture and (B) the Common Stock to be issued by the Company in payment of the Purchase Price in respect of Securities have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Purchase Price in respect of the Securities, will be validly issued, fully paid and non-assessable, free from statutory preemptive rights and preemptive rights set forth in the Company's organizational documents and, in the case of such Officer's Certificate, stating that conditions (i),
     (ii) (iii) and (iv) above and the condition set forth in the second succeeding sentence have been satisfied and, in the case of such Opinion of Counsel, stating that conditions (ii) and (iii) above have been satisfied.

     Such Officers' Certificate shall also set forth the number of shares of Common Stock to be issued for each $1,000 Principal Amount of Securities and the Sale Price of a share of Common Stock on each trading day during the period commencing on the first trading day of the period during which the Market Price is calculated and ending three Business Days prior to the applicable Purchase Date. The Company shall pay the Purchase Price (or any portion thereof) in Common Stock only if the information necessary to calculate the Market Price is published an

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     Authorized Newspaper or is otherwise readily publicly available. If the foregoing conditions are not satisfied with respect to a Holder or Holders prior to the close of business on the Purchase Date and the Company has elected to purchase the Securities pursuant to this Article through the issuance of Common Stock, the Company shall pay, without further notice, the entire Purchase Price of the Securities of such Holder or Holders in cash.

     The "Market Price" means the average of the Sale Prices of the Common Stock for the five Trading Day period ending on the third Business Day (if the third Business Day prior to the applicable Purchase Date is a Trading Day, or if not, then on the last Trading Day prior to the third Business Day), prior to the applicable Purchase Date appropriately adjusted to take into account the occurrence, during the period commencing on the first of such Trading Days during such five Trading Day period and ending on such Purchase Date, of any event described in Section 11.10; subject, however, to the conditions set forth in Section 11.11.

     The "Sale Price" of the Common Stock on any date means the closing per share sale price (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such date as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a United States national or regional securities exchange, as reported by the National Association of Securities Dealers Automated Quotation System.

     Section 12.5 NOTICE OF ELECTION. The Company's notice of election to purchase with cash or Common Stock or any combination thereof shall be sent to the Holders in the manner provided in Section 15.3 of the Indenture at the time specified in Section 12.3 or 12.4, as applicable (the "Company Notice"). Such Company Notice shall state the manner of payment elected and shall contain the following information:

     In the event the Company has elected to pay the Purchase Price (or a specified percentage thereof) with Common Stock, the Company Notice shall:

          (1) state that each Holder will receive Common Stock with a Market Price equal to such specified percentage of the Purchase Price of the Securities held by such Holder (except any cash amount to be paid in lieu of fractional shares);

          (2) set forth the method of calculating the Market Price of the Common Stock; and

          (3) state that because the Market Price of Common Stock will be determined prior to the Purchase Date, Holders will bear the market risk with respect to the value of the Common Stock to be received from the date such Market Price is determined to the Purchase Date.

     In any case, each Company Notice shall include a form of Purchase Notice to be completed by a Holder and shall state:

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          (A)  the Purchase Price, the Conversion Rate and, to the extent known at the time of such notice the amount of interest that will be accrued and payable with respect to the Securities as of the Purchase Date;

          (B)  the name and address of the Paying Agent and the Conversion
     Agent;

          (C) that Securities as to which a Purchase Notice has been given may be converted pursuant to Article XI hereof only if the applicable Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

          (D) that Securities must be surrendered to the Paying Agent to collect payment of the Purchase Price;

          (E) that the Purchase Price for any Security as to which a Purchase Notice has been given and not withdrawn will be paid promptly following the later of the Purchase Date and the time of surrender of such Security as described in (D);

          (F) the procedures the Holder must follow to exercise purchase rights under this Article and a brief description of those rights;

          (G)  briefly, the conversion rights of the Securities; and

          (H) the procedures for withdrawing a Purchase Notice (including, without limitation, for a conditional withdrawal pursuant to the terms of
     Section 12.1 or 12.9).

     If any of the Securities is in the form of a Global Security, then the Company shall modify the Company Notice to the extent necessary to accord with the procedures of the Depositary applicable to the purchase of Global Securities.

     At the Company's request, the Trustee shall give such Company Notice in the Company's name and at the Company's expense; PROVIDED, HOWEVER, that, in all cases, the text of such Company Notice shall be prepared by the Company.

     Upon determination of the actual number of shares of Common Stock to be issued for each $1,000 Principal Amount of Securities, the Company will publish such determination at the Company's Web site on the World Wide Web or through such other public medium as the Company may use at that time.

     Section 12.6 COVENANTS OF THE COMPANY. All Common Stock delivered upon purchase of the Securities shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

     Section 12.7 PROCEDURE UPON PURCHASE. As soon as practicable after the Purchase Date and upon receipt of the Securities, the Company shall deliver to each Holder entitled to receive Common Stock through the Paying Agent, a certificate for the number of full shares of Common Stock issuable in payment of the Purchase Price and cash in lieu of any fractional shares of Common Stock. The Person in whose name the certificate for Common Stock is registered shall

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be treated as a holder of record of Common Stock on the Business Day following the Purchase Date. Subject to Section 12.4, no payment or adjustment will be made for dividends on the Common Stock the record date for which occurred on or prior to the Purchase Date.

     Section 12.8 TAXES. If a Holder of a Security is paid in Common Stock, the Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue of Common Stock. However, the Holder shall pay any such tax which is due because the Holder requests the Common Stock to be issued in a name other than the Holder's name. The Paying Agent may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the Holder's name until the Paying Agent receives a sum sufficient to pay any tax which will be due because the shares of Common Stock are to be issued in a name other than the Holder's name.

     Section 12.9 EFFECT OF PURCHASE NOTICE. Upon receipt by the Paying Agent of the Purchase Notice specified in Section 12.5, the Holder of the Security in respect of which such Purchase Notice was given shall (unless such Purchase Notice is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Purchase Price with respect to such Security. Such Purchase Price shall be paid to such Holder, subject to receipt of funds and/or Common Stock by the Paying Agent, promptly following the later of (x) the Purchase Date with respect to such Security (provided the conditions in Section
12.1 have been satisfied) and (y) the time of delivery of such Security to the Paying Agent by the Holder thereof in the manner required by Section 12.1. Securities in respect of which a Purchase Notice has been given by the Holder thereof may not be converted pursuant to Article XI hereof on or after the date of the delivery of such Purchase Notice unless such Purchase Notice has first been validly withdrawn as specified in the following two paragraphs.

     A Purchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Purchase Notice at any time prior to the close of business on the Business Day immediately preceding the applicable Purchase Date specifying:

          (1) if certificated Securities have been issued, the certificate number of the Security in respect of which such notice of withdrawal is being submitted, or if not, such information as may be required under appropriate procedures of the Depositary;

          (2) the Principal Amount of the Security with respect to which such notice of withdrawal is being submitted; and

          (3) the Principal Amount, if any, of such Security which remains subject to the original Purchase Notice and which has been or will be delivered for purchase by the Company.

     A written notice of withdrawal of a Purchase Notice may be in the form set forth in the preceding paragraph or may be in the form of (i) a conditional withdrawal contained in a Purchase Notice pursuant to the terms of Section 12.1(1)(D) or (ii) a conditional withdrawal containing the information set forth in Section 12.1(l)(D) and the preceding paragraph and

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contained in a written notice of withdrawal delivered to the Paying Agent as set forth in the preceding paragraph.

     There shall be no purchase of any Securities pursuant to this Article (other than through the issuance of Common Stock in payment of the Purchase Price, including cash in lieu of fractional shares) if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Securities, of the required Purchase Notice) and is continuing an Event of Default (other than a default in the payment of the Purchase Price with respect to such Securities). The Paying Agent will promptly return to the respective Holders thereof any Securities (x) with respect to which a Purchase Notice has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Purchase Price with respect to such Securities) in which case, upon such return, the Purchase Notice with respect thereto shall be deemed to have been withdrawn.

     Section 12.10 DEPOSIT OF PURCHASE PRICE. Prior to 11:00 a.m. (New York
City time) on the Purchase Date, the Company shall deposit with the Trustee or with the Paying Agent an amount of money (in immediately available funds if deposited on such Business Day) and/or Common Stock, if permitted hereunder, sufficient to pay the aggregate Purchase Price of all of the Securities or portions thereof which are to be purchased as of the Purchase Date. The manner in which the deposit required by this Section 12.10 is made by the Company shall be at the option of the Company, PROVIDED, HOWEVER, that such deposit shall be made in a manner such that the Trustee or a Paying Agent shall have immediately available funds on the Purchase Date.

     If a Paying Agent holds, in accordance with the terms hereof, money and/or Common Stock sufficient to pay the Purchase Price of any Security for which a Purchase Notice has been tendered and not withdrawn in accordance with this Indenture on the Business Day following the Purchase Date then, immediately after Purchase Date, such Security will cease to be outstanding, interest (including Contingent Interest, if any) will cease to accrue and the rights of the Holder in respect thereof shall terminate (other than the right to receive the Purchase Price as aforesaid).

     Section 12.11 SECURITIES PURCHASED IN PART. Any Security which is to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company or the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge except for any taxes to be paid by the Holder in the event a Security is registered under a new name, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate Principal Amount equal to, and in exchange for, the portion of the Principal Amount of the Security so surrendered which is not purchased.

     Section 12.12 COMPLIANCE WITH SECURITIES LAWS UPON PURCHASE OF SECURITIES. In connection with any offer to purchase or purchase of Securities under this Article (provided that such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), the Company shall (i) comply with Rule 13e-4 under the Exchange Act,
(ii) file the related Schedule TO (or any successor schedule, form or report), if

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required, under the Exchange Act, and (iii) otherwise comply with all applicable
Federal and state securities laws so as to permit the rights and obligations under this Article to be exercised in the time and in the manner specified in this Article.

     Section 12.13 REPAYMENT TO THE COMPANY. The Trustee and the Paying Agent shall return to the Company any cash or Common Stock that remain unclaimed for two years, subject to applicable unclaimed property law, together with interest or dividends, if any, thereon held by them for the payment of the Purchase Price, PROVIDED, HOWEVER, that to the extent that the aggregate amount of cash or Common Stock deposited by the Company pursuant to Section 12.10 exceeds the aggregate Purchase Price of the Securities or portions thereof which the Company is obligated to purchase as of the Purchase Date, then promptly after the Business Day following the Purchase Date, the Trustee shall return any such excess to the Company together with interest or dividends, if any, thereon. Thereafter, any Holder entitled to payment must look to the Company for payment as general creditors, unless an applicable abandoned property law designates another Person.

     Section 12.14 CONVERSION ARRANGEMENT ON PURCHASE. Any Securities required to be purchased under this Article, unless surrendered for conversion before the close of business on the Purchase Date, may be deemed to be purchased from the Holders of such Securities for an amount in cash not less than the Purchase Price, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Securities from the Holders, to convert them into Common Stock of the Company and to make payment for such Securities to the Trustee in trust for such Holders.

     Section 12.15 REPAYMENT OF SECURITIES. Securities subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the Principal Amount thereof, together with interest thereon accrued to the Repayment Date specified in the terms of such Securities. The Company covenants that on or before the Repayment Date it will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust) an amount of money sufficient to pay the principal (or, if so provided by the terms of the Securities, a percentage of the principal) of, and (except if the Repayment Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

                                  ARTICLE XIII

                          REPAYMENT AT OPTION OF HOLDER
                            UPON A CHANGE IN CONTROL

     Section 13.1  RIGHT TO REQUIRE PURCHASE.

     (a) If at any time on or before February 25, 2008 that Securities remain outstanding there shall occur a Change in Control, Securities shall be purchased by the Company in integral multiples of $1,000 Principal Amount at the option of the Holders thereof as of the date that is 35 Business Days after the occurrence of the Change in Control (the "Change in Control Purchase

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Date") subject to satisfaction by or on behalf of any Holder of the requirements set forth in subsection (c) of this Section 13.1. The purchase price of such Securities (the "Change in Control Purchase Price") shall be equal to 100% of the Principal Amount of the Securities to be purchased plus accrued and unpaid interest to, but excluding, the Change in Control Purchase Date.

     A "Change in Control" shall be deemed to have occurred at such time as either of the following events shall occur:

          (1) There shall be consummated any consolidation or merger of the Company pursuant to which the Common Stock would be converted into cash, securities or other property, in each case other than a consolidation or merger of the Company in which the holders of the Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the total voting power in the aggregate of all classes of capital stock of the continuing or surviving corporation immediately after such consolidation or merger; or

          (2) There is a report filed on Schedule 13D or TO (or any successor schedule, form or report) pursuant to the Exchange Act, disclosing that any person, including such person's Affiliates or Associates (for the purposes of this Section 13.1 only, as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 50% or more of the voting power of the Common Stock or other Capital Stock into which the Common Stock is reclassified or changed; provided, however, that a person shall not be deemed beneficial owner of, or to own beneficially,
     (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (1) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (2) is not also then reportable on
     Schedule 13D (or any successor schedule) under the Exchange Act.

     Notwithstanding the foregoing provisions of this Section 13.1, a Change in Control shall not be deemed to have occurred by virtue of the Company, any Subsidiary, any employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary, or any person holding Common Stock for or pursuant to the terms of any such employee benefit plan, filing or becoming obligated to file a report under or in response to Schedule 13D or Schedule TO (or any successor schedule, form or report) under the Exchange Act disclosing beneficial ownership by it of shares of Common Stock, whether in excess of 50% or otherwise.

     "Associate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

     (b) Within 15 Business Days after the occurrence of a Change in Control, the Company shall mail a written notice of the Change in Control to the Trustee and to each Holder.

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The notice shall include the form of a Change in Control Purchase Notice to be completed by the Holder and shall state:

          (1) the date of such Change in Control and, briefly, the events causing such Change in Control;

          (2) the date by which the Change in Control Purchase Notice pursuant to this Section 13.1 must be given;

          (3)  the Change in Control Purchase Date;

          (4) the Change in Control Purchase Price that will be accrued and payable with respect to the Securities as of the Change in Control Purchase Date;

          (5)  briefly, the conversion rights of the Securities;

          (6)  the name and address of each Paying Agent and Conversion Agent;

          (7) the Base Conversion Rate and the current Conversion Rate (using the Applicable Stock Price as determined as of the Business Day prior to the date on which the notice pursuant to this Section 13.1(b) is marked by the Company to the Trustee) and any adjustments thereto;

          (8) that Securities as to which a Change in Control Purchase Notice has been given may be converted into Common Stock pursuant to Article XI only to the extent that the Change in Control Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

          (9) the procedures that the Holder must follow to exercise rights under this Section 13.1;

          (10) the procedures for withdrawing a Change in Control Purchase Notice, including a form of notice of withdrawal;

          (11) that the Holder must satisfy the requirements set forth in the Securities in order to convert the Securities; and

          (12) the last date on which the purchase right may be exercised.

     If any of the Securities is in the form of a Global Security, then the Company shall modify such notice to the extent necessary to accord with the procedures of the Depositary applicable to the purchase of Global Securities.

     (c)  A Holder may exercise its rights specified in subsection (a) of this
Section 13.1 upon delivery of a written notice (which shall be in substantially the form included as an attachment to the Securities and which may be delivered by letter, overnight courier, hand delivery, facsimile transmission or in any other written form and, in the case of Global Securities, may be delivered electronically or by other means in accordance with the

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Depositary's customary procedures) of the exercise of such rights (a "Change in
Control Purchase Notice") to any Paying Agent at any time prior to the close of business on the Business Day immediately preceding the Change in Control Purchase Date.

     The delivery of such Security to any Paying Agent (together with all necessary endorsements) at the office of such Paying Agent shall be a condition to the receipt by the Holder of the Change in Control Purchase Price.

     The Company shall purchase from the Holder thereof, pursuant to this
Section 13.1, a portion of a Security if the Principal Amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security pursuant to Sections 13.1 through
13.6 also apply to the purchase of such portion of such Security.

     Any purchase by the Company contemplated pursuant to the provisions of this
Section 13.1 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Change in Control Purchase Date and the time of delivery of the Security to the Paying Agent in accordance with this Section 13.1.

     Notwithstanding anything herein to the contrary, any Holder delivering to a Paying Agent the Change in Control Purchase Notice contemplated by this subsection (c) shall have the right to withdraw such Change in Control Purchase Notice in whole or as to a portion thereof that is a Principal Amount of $1,000 or an integral multiple thereof at any time prior to the close of business on the Business Day immediately preceding the Change in Control Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 13.2.

     A Paying Agent shall promptly notify the Company of the receipt by it of any Change in Control Purchase Notice or written withdrawal thereof.

     Anything herein to the contrary notwithstanding, in the case of Global Securities, any Change in Control Purchase Notice may be delivered or withdrawn and such Securities may be surrendered or delivered for purchase in accordance with the applicable procedures of the Depositary as in effect from time to time.

     Section 13.2 EFFECT OF CHANGE IN CONTROL PURCHASE NOTICE. Upon receipt by any Paying Agent of the Change in Control Purchase Notice specified in Section 13.1(c), the Holder of the Security in respect of which such Change in Control Purchase Notice was given shall (unless such Change in Control Purchase Notice is withdrawn as specified below) thereafter be entitled to receive the Change in Control Purchase Price with respect to such Security. Such Change in Control Purchase Price shall be paid to such Holder promptly following the later of (a) the Change in Control Purchase Date with respect to such Security (provided the conditions in Section 13.1(c) have been satisfied) and (b) the time of delivery of such Security to a Paying Agent by the Holder thereof in the manner required by Section 13.1(c). Securities in respect of which a Change in Control Purchase Notice has been given by the Holder thereof may not be converted into Common Stock on or after the date of the delivery of such Change in Control Purchase Notice unless such Change in Control Purchase Notice has first been validly withdrawn as specified in the following paragraph.

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     A Change in Control Purchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Change in Control Purchase Notice at any time prior to the close of business on the applicable Change in Control Purchase Date specifying:

          (1) if a certificated Security has been issued, the certificate number of the Securities in respect of which such notice of withdrawal is being submitted, or if not, such information as required by the Depositary;

          (2) the Principal Amount, in integral multiples of $1,000, of the Securities with respect to which such notice of withdrawal is being submitted; and

          (3) the Principal Amount, if any, of such Securities which remain subject to the original Change in Control Purchase Notice and which has been or will be delivered for purchase by the Company.

     There shall be no purchase of any Securities pursuant to this Article if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Securities, of the required Change in Control Purchase Notice) and is continuing an Event of Default (other than a default in the payment of the Change in Control Purchase Price with respect to such Securities). The Paying Agent will promptly return to the respective Holders thereof any Securities (x) with respect to which a Change in Control Purchase Notice has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Change in Control Purchase Price with respect to such Securities) in which case, upon such return, the Change in Control Purchase Notice with respect thereto shall be deemed to have been withdrawn.

     Section 13.3 DEPOSIT OF CHANGE IN CONTROL PURCHASE PRICE. On or before 11:00 a.m. New York City time on the Change in Control Purchase Date, the Company shall deposit with the Trustee or with a Paying Agent (other than the Company or an Affiliate of the Company) an amount of money (in immediately available funds if deposited on such Business Day) sufficient to pay the aggregate Change in Control Purchase Price of all the Securities or portions thereof that are to be purchased as of such Change in Control Purchase Date. The manner in which the deposit required by this Section 13.3 is made by the Company shall be at the option of the Company, PROVIDED, HOWEVER, that such deposit shall be made in a manner such that the Trustee or a Paying Agent shall have immediately available funds on the Change in Control Purchase Date.

     If a Paying Agent holds, in accordance with the terms hereof, money sufficient to pay the Change in Control Purchase Price of any Security for which a Change in Control Purchase Notice has been tendered and not withdrawn in accordance with this Indenture on the Business Day following the Change in Control Purchase Date then, immediately following the Change in Control Purchase Date, such Security will cease to be outstanding, interest will cease to accrue and the rights of the Holder in respect thereof shall terminate (other than the right to receive the interest thereon). The Company shall publicly announce the Principal Amount of Securities purchased as a result of such Change in Control on or as soon as practicable after the Change in Control Purchase Date.

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     Section 13.4  SECURITIES PURCHASED IN PART. Any Security that is to be purchased only in part shall be surrendered at the office of a Paying Agent and promptly after the Change in Control Purchase Date the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge (other than amounts to be paid in respect of applicable transfer taxes), a new Security or Securities, of such authorized denomination or denominations in integral multiples of $1,000 as may be requested by such Holder, in aggregate Principal Amount equal to, and in exchange for, the portion of the Principal Amount of the Security so surrendered that is not purchased.

     Section 13.5 COMPLIANCE WITH SECURITIES LAWS UPON PURCHASE OF SECURITIES. In connection with any offer to purchase or purchase of Securities under this Article (provided that such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), the Company shall (i) comply with Rule 13e-4 under the Exchange Act,
(ii) file the related Schedule TO (or any successor schedule, form or report), if required, under the Exchange Act, and (iii) otherwise comply with all applicable Federal and state securities laws so as to permit the rights and obligations under this Article to be exercised in the time and in the manner specified in this Article.

     Section 13.6 REPAYMENT TO THE COMPANY. The Trustee and the Paying Agent shall return to the Company any cash or Common Stock that remains unclaimed for two years, subject to applicable unclaimed property law, together with interest or dividends, if any, thereon held by them for the payment of the Change in Control Purchase Price; PROVIDED, HOWEVER, that to the extent that the aggregate amount of cash or Common Stock deposited by the Company pursuant to Section 13.3 exceeds the aggregate Change in Control Purchase Price of the Securities or portions thereof which the Company is obligated to purchase as of the Change in Control Purchase Date, then on the Business Day following the Purchase Date, the Trustee shall return any such excess to the Company together with interest or dividends, if any, thereon. Thereafter, any Holder entitled to payment must look to the Company for payment as general creditors, unless an applicable abandoned property law designates another Person.

                                   ARTICLE XIV

                    IMMUNITY OF INCORPORATORS, SHAREHOLDERS,
                        OFFICERS, DIRECTORS AND EMPLOYEES

     Section 14.1 EXEMPTION FROM INDIVIDUAL LIABILITY. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers, directors or employees, as such, of the Company or of any successor corporation, or any of them, because of

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the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholders, officer, director or employee, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

     Section 15.1 SUCCESSORS AND ASSIGNS OF COMPANY BOUND BY INDENTURE. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Company shall bind its successors and assigns, whether so expressed or not.

     Section 15.2 ACTS OF BOARD, COMMITTEE OR OFFICER OF SUCCESSOR CORPORATION VALID. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at that time be the successor of the Company.

     Section 15.3 REQUIRED NOTICES OR DEMANDS. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders to or on the Company may be given or served by being deposited postage prepaid in a post office letter box in the United States addressed (until another address is filed by the Company with the Trustee), as follows: Affiliated Managers Group, Inc., 600 Hale Street, Prides Crossing, MA 01965, Attention: Treasurer. Any notice, direction, request or demand by the Company or by any Holder to or upon the Trustee may be given or made, for all purposes, by being deposited postage prepaid in a post office letter box in the United States addressed to the Corporate Trust Office of the Trustee. Any notice required or permitted to be mailed to a Holder by the Company or the Trustee pursuant to the provisions of this Indenture shall be deemed to be properly mailed by being deposited postage prepaid in a post office letter box in the United States addressed to such Holder at the address of such Holder as shown on the Security Register. In any case, where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case, by reason of the suspension of or irregularities in regular mail service, it shall be impractical to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     Section 15.4 GOVERNING LAW. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS INDENTURE AND THE SECURITIES, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     Section 15.5 INDENTURE MAY BE EXECUTED IN COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed an original; and all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.

                                         AFFILIATED MANAGERS GROUP, INC.


                                      By: /s/ Darrell W. Crate
                                          --------------------------------------
                                          Name:  Darrell W. Crate
                                          Title: Executive Vice President and
                                          Chief Financial Officer


                                      THE BANK OF NEW YORK


                                      By: /s/ Kisha A. Holder
                                          --------------------------------------
                                          Name:  Kisha A. Holder
                                          Title: Assistant Treasurer

                                                                         ANNEX A

                        [FORM OF FACE OF GLOBAL SECURITY]


     FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS SECURITY IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT AND THE ISSUE DATE OF THIS SECURITY IS FEBRUARY 25, 2003. IN ADDITION, THIS SECURITY IS SUBJECT TO UNITED STATES FEDERAL INCOME TAX REGULATIONS GOVERNING CONTINGENT PAYMENT DEBT INSTRUMENTS. FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE ISSUE PRICE OF EACH SECURITY IS $1,000 PER $1,000 OF PRINCIPAL AMOUNT AND THE COMPARABLE YIELD IS 5.62%, COMPOUNDED SEMI-ANNUALLY (WHICH WILL BE TREATED AS THE YIELD TO MATURITY FOR UNITED STATES FEDERAL INCOME TAX PURPOSES).

     AFFILIATED MANAGERS GROUP, INC. (THE "COMPANY") AGREES, AND BY ACCEPTING A BENEFICIAL OWNERSHIP INTEREST IN THIS SECURITY EACH HOLDER OF THIS SECURITY WILL BE DEEMED TO HAVE AGREED, FOR UNITED STATES FEDERAL INCOME TAX PURPOSES (1) TO TREAT THIS SECURITY AS A DEBT INSTRUMENT THAT IS SUBJECT TO TREAS. REG. SEC. 1.1275-4 (THE "CONTINGENT PAYMENT REGULATIONS"), (2) TO TREAT THE FAIR MARKET VALUE OF ANY STOCK RECEIVED UPON ANY CONVERSION OF THIS SECURITY OR UPON A PURCHASE OF THIS SECURITY AT THE HOLDER'S OPTION AS A CONTINGENT PAYMENT FOR PURPOSES OF THE CONTINGENT PAYMENT REGULATIONS, AND (3) TO ACCRUE INTEREST WITH RESPECT TO THE SECURITY AS ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES ACCORDING TO THE "NONCONTINGENT BOND METHOD," SET FORTH IN THE CONTINGENT PAYMENT REGULATIONS, AND TO BE BOUND BY THE COMPANY'S DETERMINATION OF THE "COMPARABLE YIELD" AND "PROJECTED PAYMENT SCHEDULE," WITHIN THE MEANING OF THE CONTINGENT PAYMENT REGULATIONS, WITH RESPECT TO THIS SECURITY. THE COMPANY AGREES TO PROVIDE PROMPTLY TO THE HOLDER OF THIS SECURITY, UPON WRITTEN REQUEST, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE, YIELD TO MATURITY, COMPARABLE YIELD AND PROJECTED PAYMENT SCHEDULE. ANY SUCH WRITTEN REQUEST SHOULD BE SENT TO THE COMPANY AT THE FOLLOWING ADDRESS: AFFILIATED MANAGERS GROUP, INC., 600 HALE STREET, PRIDES CROSSING, MASSACHUSETTS 01965,
ATTENTION: CHIEF FINANCIAL OFFICER.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED

REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

     THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

     THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY OR AFFILIATE THEREOF,
(B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHTS OF THE COMPANY AND THE WITHIN MENTIONED TRUSTEE PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE

REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

         THE FOREGOING LEGEND MAY BE REMOVED FROM THIS SECURITY ON SATISFACTION OF THE CONDITIONS SPECIFIED IN THE INDENTURE.

                         AFFILIATED MANAGERS GROUP, INC.

              Floating Rate Convertible Senior Debentures due 2033

No. R-1                                         Principal Amount: $300,000,000
Issue Date: February 25, 2003                   CUSIP:  008252 AD 0

     AFFILIATED MANAGERS GROUP, INC., a Delaware corporation (the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of THREE HUNDRED MILLION DOLLARS ($300,000,000) on February 25, 2033.

     This Security shall bear interest as specified on the reverse side of this Security. Contingent Interest, if any, on this Security, will be payable as specified on the reverse side of this Security. This Security is convertible as specified on the reverse side of this Security.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                          AFFILIATED MANAGERS GROUP, INC.

                                          By
                                            -----------------------------------
                                             Name:
                                             Title:

Attest:

--------------------------------
Name:
Title:


TRUSTEE'S CERTIFICATE OF AUTHENTICATION


THE BANK OF NEW YORK, as Trustee,
certifies that this is one of the Securities referred to in the within-mentioned Indenture.

By
   -----------------------------
   Authorized Signatory


Dated:  February 25, 2003

                       [FORM OF REVERSE SIDE OF SECURITY]

              Floating Rate Convertible Senior Debentures due 2033

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities") limited in aggregate principal amount to $300,000,000, issued under an Indenture, dated as of February 25, 2003 (the "Indenture"), between the Company and The Bank of New York, as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Capitalized terms used and not otherwise defined in this Security are used as defined in the Indenture.

1.   Interest.

     This Security will bear interest from February 25, 2003 or from the most recent date to which interest has been paid or duly provided for, quarterly in arrears on February 25, May 25, August 25 and November 25 of each year (each, an "Interest Payment Date"), commencing May 25, 2003, at the rate per annum equal to 3-month LIBOR, reset quarterly on each Interest Reset Date, minus 0.50%, until the principal hereof is paid or duly made available for payment. Regardless of the level of 3-month LIBOR, however, the annual rate of interest on the Securities will never be less than zero and after February 25, 2008, the annual rate of interest (exclusive of Contingent Interest, if any) will not exceed 3.25%. Interest on this Security shall be calculated on the basis of a 360-day year and the actual number of days elapsed during the related Interest Period (as defined below). Interest payable on this Security on any Interest Payment Date will include interest accrued from, and including, the most recent Interest Payment Date to which interest has been paid or duly made available for payment on this Security (or February 25, 2003, if no interest has been paid or been duly made available for payment) to, but excluding, such Interest Payment Date or Stated Maturity or earlier Redemption Date, Purchase Date or Change in Control Purchase Date, as the case may be (an "Interest Period"). The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 10, May 10, August 10 or November 10, as the case may be, immediately preceding the relevant Interest Payment Date. Any interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant Regular Record Date by virtue of having been such Holder, and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to the Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         If any Interest Payment Date (other than an Interest Payment Date coinciding with the Stated Maturity or earlier Redemption Date, Purchase Date or Change in Control Purchase Date) falls on a day that is not a Business Day (as defined in the Indenture), such Interest Payment Date will be postponed to the next succeeding Business Day and no interest on such payment will accrue for the period from and after the Interest Payment Date to such next succeeding Business Day, provided that, if such Business Day falls in the next succeeding calendar month, the Interest Payment Date will be the Business Day immediately preceding such Interest Payment Date. If the Stated Maturity, Redemption Date, Purchase Date or Change in Control Purchase Date would fall on a day that is not a Business Day, the required payment of interest, if any, and principal will be made on the next succeeding Business Day and no interest on such payment will accrue for the period from and after the Stated Maturity, Redemption Date, Purchase Date or Change in Control Purchase Date to such next succeeding Business Day.

     "3-month LIBOR," as determined by the Trustee, means with respect to any Interest Period:

     (a) the rate for three-month deposits in United States dollars commencing on the related Interest Reset Date, that appears on the Moneyline Telerate Page 3750 as of 11:00 A.M., London time, on the Interest Determination Date, or

     (b) if no rate appears on the particular Interest Determination Date on the Moneyline Telerate Page 3750, the rate calculated by the Trustee as the arithmetic mean of at least two offered quotations obtained by the Trustee after requesting the principal London offices of each of four major reference banks in the London interbank market to provide the Trustee with its offered quotation for deposits in United States dollars for the period of three months, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United Sates dollars in that market at that time, or

     (c) if fewer than two offered quotations referred to in clause (b) are provided as requested, the rate calculated by the Trustee as the arithmetic mean of the rates quoted at approximately 11:00 A.M., New York time, on the particular Interest Determination Date by three major banks in The City of New York selected by the Trustee for loans in United States dollars to leading European banks for a period of three months and in a principal amount that is representative for a single transaction in United States dollars in that market at that time, or

     (d) if the banks so selected by the Trustee are not quoting as mentioned in clause (c), 3-month LIBOR in effect on the particular Interest Determination Date.

     "Interest Determination Date" means the second London banking day preceding the related Interest Reset Date.

     "Interest Reset Date" means February 25, May 25, August 25 and November 25 of each year; provided that, if any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except if such Business Day falls in the next succeeding calendar month, such Interest Reset Date will be the immediately preceding Business Day.

     "London banking day" means a day on which commercial banks are open for business, including dealings in United States dollars, in London.

     "Moneyline Telerate Page 3750" means the display on Moneyline Telerate (or any successor service) on such page (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for United States dollars.

2. Contingent Interest.
     Subject to the accrual and Record Date provisions described below, this Security will bear additional quarterly interest ("Contingent Interest") to the Holder hereof during any six-month period from February 26 to August 25 or August 26 to February 25, commencing after February 25, 2008, if the average market price of the Securities for the five Trading Days ending on the third Trading Day immediately preceding the first day of the applicable six-month period equals 120% or more of the Principal Amount of the Securities.

     The Contingent Interest payable per Security in respect of any six-month period in which Contingent Interest is payable will equal the annual rate of 0.25% of the average market price of a Security for the five Trading Day measuring period. Contingent Interest on this Security shall be calculated on the basis of a 360-day year of twelve 30-day months.

     Contingent Interest, if any, will accrue and be payable on the two quarterly Interest Payment Dates for interest payable pursuant to paragraph 1 of this Security next succeeding the first day of the relevant six-month period to the Holders of this Security as of the Regular Record Date relating to such Interest Payment Dates.

     Upon determination that Holders will be entitled to receive Contingent Interest during a relevant six-month period, we will issue a press release and publish such information on our website on the World Wide Web as soon as practicable.

     For purposes of this paragraph 2, the market price of a Security on any date of determination means the average of the secondary market bid quotations per Security obtained by the Bid Calculation Agent for $5 million aggregate Principal Amount of Securities at approximately 4:00 p.m., New York City time, on such determination date from three independent nationally recognized securities dealers selected by the Company, provided that if (a) at least three such bids are not obtained by the Bid Calculation Agent, or (b) in the reasonable judgment of the Company, the bid quotations are not indicative of the secondary market value of the Securities, then the market price of the debentures will equal (i) the then applicable Conversion Rate of the Securities multiplied by (ii) the average Sale Price of the Company's Common Stock on the five Trading Days ending on such determination date, appropriately adjusted.

     The Bid Calculation Agent will initially be The Bank of New York, subject to the Company's right to replace the Bid Calculation Agent. The Bid Calculation Agent shall solicit bids from securities dealers that the Company believes to be willing to bid for the Securities.

3. Interest on Overdue Amounts.
     If the Principal Amount hereof or any portion of such Principal Amount is not paid when due (whether upon acceleration pursuant to Section 4.2 of the Indenture, upon the dates set for payment of the Redemption Price, Purchase Price or Change in Control Purchase Price or upon the Stated Maturity of this Security) or if interest due hereon (including Contingent Interest, if any) (or any portion of such interest), is not paid when due, then in each such case the overdue amount shall, to the extent permitted by law, bear interest at the rate of interest payable as set forth in paragraph 1 of this Security, compounded quarterly, which interest shall accrue from the date such overdue amount was originally due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable as set forth in the Indenture.

4. Method of Payment.
     Subject to the terms and conditions of the Indenture, the Company will make payments in respect of Redemption Price, Purchase Price, Change in Control Purchase Price and at Stated Maturity to Holders who surrender Securities to a Paying Agent to collect such payments in respect of the Securities. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest (including Contingent Interest, if any) on all Global Securities and all other Securities the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. If any Interest Payment Date (other than an Interest Payment Date coinciding with the Stated Maturity or earlier Redemption Date or Purchase Date) falls on a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day and no interest on such payment will accrue for the period from and after the Interest Payment Date to such next succeeding Business Day, provided that, if such Business Day falls in the next succeeding calendar month, the Interest Payment Date will be the Business Day immediately preceding such Interest Payment Date. If the Stated Maturity, Redemption Date, Purchase Date or Change of Control Purchase Date of this Security would fall on a day that is not a Business Day, the required payment of interest, if any, and principal will be made on the next succeeding Business Day and no interest on such payment will accrue for the period from and after the Stated Maturity, Redemption Date, Purchase Date or Change of Control Purchase Date to such next succeeding Business Day.

5. Paying Agent, Conversion Agent and Registrar.
     Initially, the Trustee will act as Paying Agent, Conversion Agent and Registrar. The Company may appoint and change any Paying Agent, Conversion Agent, Registrar or co-registrar without notice, other than notice to the Trustee except that the Company will maintain at least one Paying Agent in the State of New York, City of New York, Borough of Manhattan, which shall initially be an office or agency of the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent, Registrar or co-registrar.

6. Indenture.
     The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect from time to time (the "TIA"). The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of those terms.

     The Securities are general unsecured obligations of the Company limited to $300,000,000 aggregate Principal Amount. The Indenture does not limit other indebtedness of the Company, secured or unsecured.

7. Redemption at the Option of the Company.
     No sinking fund is provided for the Securities. Prior to February 25, 2008, the Securities will not be redeemable at the option of the Company. Beginning on February 25, 2008 the Securities are redeemable for cash as a whole, or from time to time in part, at the option of the Company at a Redemption Price equal to 100% of the Principal Amount of the Securities, plus accrued and unpaid interest (including Contingent Interest, if any) to, but excluding, the Redemption Date.

     If the Company redeems less than all of the outstanding Securities, the Trustee will select the Securities to be redeemed (i) by lot; (ii) pro rata; or
(iii) by another method the Trustee considers fair and appropriate. If the Trustee selects a portion of a Holder's Securities for partial redemption and the Holder converts a portion of the same Securities, the converted portion shall be deemed to be from the portion selected for redemption.

8. Notice of Redemption.
     Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of all Securities (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent prior to or on the Redemption Date, immediately after such Redemption Date interest shall cease to accrue on such Securities or portions thereof. Securities in denominations larger than $1,000 may be redeemed in part but only in integral multiples of $1,000.

9. Purchase By the Company at the Option of the Holder.
     Subject to the terms and conditions of the Indenture, the Company shall purchase, at the option of the Holder, the Securities held by such Holder on February 25, 2008, 2013, 2018, 2023, and 2028 at a Purchase Prices equal to 100% of the Principal Amount thereof, plus accrued and unpaid interest (including Contingent Interest, if any) to, but excluding, the Purchase Date, upon delivery of a Purchase Notice containing the information set forth in the Indenture, at any time from the opening of business on the date that is 21 Business Days prior to such Purchase Date until the close of business on Business Day immediately preceding such Purchase Date and upon delivery of the Securities to the Paying Agent by the Holder as set forth in the Indenture.

     The Purchase Price may be paid, at the option of the Company, in cash or by the issuance and delivery of shares of Common Stock of the Company, or in any combination thereof.

     At the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall purchase all or a portion of the Securities held by such Holder as of the date that is 35 Business Days after the occurrence of a Change in Control of the Company occurring on or prior to February 25, 2008 for a Change in Control Purchase Price equal to 100% of the Principal Amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the Change in Control Purchase Date.

     Holders have the right to withdraw any Purchase Notice or Change in Control Purchase Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

     If cash (and/or securities if permitted under the Indenture) sufficient to pay the Purchase Price or Change in Control Purchase Price, as the case may be, of all Securities or portions thereof to be purchased as of the Purchase Date or the Change in Control Purchase Date, as the case may be, is deposited with the Paying Agent on the Business Day following the Purchase Date or the Change in Control Purchase Date, as the case may be, all interest ceases to accrue on such Securities (or portions thereof) immediately after such Purchase Date or Change in Control Purchase Date, as the case may be, and the Holder thereof shall have no other rights as such (other than the right to receive the Purchase Price or Change in Control Purchase Price, as the case may be, upon surrender of such Security).

10. Conversion.
     Subject to the terms of the Indenture, the Holder of a Security may convert the Security into shares of Common Stock at the Conversion Rate under the circumstances set forth in Sections 11.2, 11.3, 11.4 and 11.5 of the Indenture. A Security in respect of which a Holder has delivered a Purchase Notice or a Change in Control Purchase Notice exercising the option of such Holder to require the Company to purchase such Security may be converted only if such notice of exercise is withdrawn in accordance with the terms of the Indenture. The Conversion Rate for the Securities on any Conversion Date shall be determined as set forth in the Indenture.

     The Company shall deliver cash or a check in lieu of any fractional share of Common Stock.

     A Holder's right to convert the Securities into Common Stock of the Company is also subject to the Company's right to elect to pay such Holder the amount of cash set forth in the next succeeding sentence in lieu of delivering all or part of such Common Stock; provided, however, that if such payment of cash is not permitted pursuant to the provisions of the Indenture, the Company shall deliver Common Stock (and cash in lieu of fractional shares of Common Stock) in accordance with the Indenture, whether or not the Company has delivered a notice pursuant to the Indenture to the effect that the Securities will be paid in cash. If the Company shall elect to make such payment in shares of Common Stock or a combination of cash and Common Stock, the Company shall deliver to the Holder through the Conversion Agent, no later than the third Business Day following the date on which the Applicable Stock Price is determined, a certificate for the number of whole shares of Common Stock issuable upon the conversion and, if applicable, cash in lieu of such Common Stock and cash in lieu of any fractional shares. If, however, the Company shall elect to make all or a portion of such payment solely in cash, the Company shall deliver to the Holder surrendering a Security the amount of cash per Security (or a portion of a Security) equal to the Applicable Stock Price multiplied by the Conversion Rate in effect with respect to such Conversion Date no later than the tenth Business Day following such Conversion Date.

     The Company may not pay cash in lieu of delivering all or part of such shares of Common Stock upon the conversion of any Security pursuant to the terms of the Indenture (other than cash in lieu of fractional shares) if there has occurred (prior to, on or after, as the case may be, the Conversion Date or the date on which the Company delivers its notice specifying whether each Conversion shall be converted into shares of Common Stock or cash) and is continuing an Event of Default (other than a default in such payment on such Securities).

     A Holder may convert a portion of a Security if the Principal Amount of such portion is $1,000 or an integral multiple of $1,000. No payment or adjustment shall be made for dividends on the Common Stock except as provided in the Indenture. On conversion of a Security, that portion of accrued and unpaid interest (including Contingent Interest, if any) on the converted Security attributable to the period from the most recent Interest Payment Date (or, if no Interest Payment Date has occurred, from the Issue Date) through the Conversion Date and Tax Original Issue Discount accrued through the Conversion Date with respect to the converted Security shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through delivery of the Common Stock (together with the cash payment, if any, in lieu of fractional shares), or cash in lieu thereof, in exchange for the Security being converted pursuant to the provisions hereof.

     Securities or portions thereof surrendered for conversion during the period from the close of business on any Regular Record Date immediately preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except for Securities called for redemption on a Redemption Date that occurs during the period between a Regular Record Date and the Interest Payment Date to which such Regular Record Date relates) be accompanied by payment to the Company or its order, in New York Clearing House funds or other funds acceptable to the Company, of an amount equal to the interest payable on such Interest Payment Date on the Principal Amount of Securities or portions thereof being surrendered for conversion.

     No fractional shares will be issued upon conversion; in lieu thereof, an amount will be paid in cash based upon the Applicable Stock Price.

     The Company agrees, and each Holder and any beneficial owner of a Security by its purchase thereof shall be deemed to agree, to treat, for United States federal income tax purposes, the fair market value of the Common Stock received upon the conversion of a Security (together with any cash payment in lieu of fractional shares) or cash, or a combination of cash and Common Stock as a contingent payment on the Security for purposes of Treasury Regulation Section 1.1275-4(b).

     To convert a Security, a Holder must (a) complete and manually sign the conversion notice set forth below and deliver such notice to a Conversion Agent,
(b) surrender the Security to the Conversion Agent, (c) furnish appropriate endorsements and transfer documents (including any certification that may be required under applicable law) if required by the Conversion Agent, and (d) pay any transfer or similar tax, if required.

     The Conversion Rate will be adjusted under the Indenture for dividends or distributions on Common Stock payable in Common Stock or other Capital Stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase Common Stock for a period expiring within 60 days at less than the Sale Price at the Time of Determination; and distributions to such holders of assets or debt securities of the Company or certain rights to purchase securities of the Company (excluding certain cash dividends or distributions), all as more fully provided in the Indenture. However, no adjustment need be made if Holders may participate in the transaction or in certain other cases. The Company from time to time may voluntarily increase the Conversion Rate.

11. Conversion Arrangement on Call for Redemption.
     Any Securities called for redemption, unless surrendered for conversion before the close of business on the Redemption Date, may be deemed to be purchased from the Holders of such Securities at an amount not less than the Redemption Price, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Securities from the Holders, to convert them into Common Stock of the Company and to make payment for such Securities to the Trustee in trust for such Holders.

12. Denominations; Transfer; Exchange.
     The Securities are in fully registered form, without coupons, in denominations of $1,000 of Principal Amount and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities in respect of which a Purchase Notice or Change in Control Purchase Notice has been given and not withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

13. Persons Deemed Owners.
     The registered Holder of this Security may be treated as the owner of this Security for all purposes.

14. Unclaimed Money or Securities.
     The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

15. Amendment; Waiver.
     Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate Principal Amount of the Securities at the time outstanding and (ii) certain Defaults may be waived with the written consent of the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding. The Company and the Trustee may amend the Indenture under certain circumstances without the consent of the Holder, as described in the Indenture.

16. Defaults and Remedies.
     Under the Indenture, Events of Default include (i) a default in the payment of the Principal Amount, Redemption Price, Purchase Price or Change in Control Purchase Price with respect to any Security when such payment becomes due and payable; (ii) a default in the payment of any interest (including Contingent Interest, if any) on the Securities, when the same becomes due and payable, for a period of 30 days; (iii) failure by the Company to comply with other agreements in the Indenture or the Securities, subject to notice and lapse of time; (iv) failure by the Company to make any payment by the end of any applicable grace period after maturity on Indebtedness in an amount (taken together with amounts under clause (v) below) in excess of $30,000,000 and continuance of such failure for a period of 30 days after receipt by the Company of a Notice of Default; (v) the acceleration of Indebtedness of the Company in an amount (taken together with amounts under clause (iv) above) in excess of $30,000,000, without, in the case of clause (vi) above or this clause (v), such Indebtedness having been discharged or such acceleration having been cured, waived, rescinded or annulled, for a period of 30 days after receipt by the Company of a Notice of Default; provided, however, that if any such failure or acceleration shall be cured, waived, rescinded or annulled, then the Event of Default by reason thereof shall be deemed not to have occurred; (vi) final unsatisfied judgments not covered by insurance aggregating in excess of $30,000,000 rendered against the Company or any of their Affiliates and not stayed, bonded or discharged within 60 days; and (vii) certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding, may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities becoming due and payable immediately upon the occurrence of such Events of Default.

     Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of amounts specified in clause (i) or (ii) above) if it determines that withholding notice is in their interests.

17. Trustee Dealings with the Company.
     Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

18. No Recourse Against Others.
     A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

19. Authentication.
     This Security shall not be valid until an authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Security.

20. Abbreviations.
     Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

21. GOVERNING LAW.
     THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS SECURITY, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                                   ----------

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture.

           Affiliated Managers Group, Inc.
           600 Hale Street
           Prides Crossing, MA 01965
           Telephone No. (617) 747-3300
           Facsimile No. (617) 747-3380
           Attention:  Treasurer

                                 ASSIGNMENT FORM


To assign this Security, fill in the form below:

I or we assign and transfer this Security to

----------------------------------------------------------------------

----------------------------------------------------------------------
                   (Insert assignee's soc. sec. or tax ID no.)

----------------------------------------------------------------------

----------------------------------------------------------------------
                     (Print or type assignee's name, address
                                  and zip code)

and irrevocably appoint __________________________________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:
      -------------------------

                                CONVERSION NOTICE

To convert this Security into Common Stock of the Company, check the box:

To convert only part of this Security, state the Principal Amount to be converted (which must be $1,000 or an integral multiple of $1,000): $
___________________________

If you want the stock certificate made out in another person's name, fill in the form below:

--------------------------------------------------------------------

--------------------------------------------------------------------

(Insert other person's soc. sec. or tax ID no.)

--------------------------------------------------------------------

--------------------------------------------------------------------

(Print or type other person's name, address and zip code)

Your
Signature:
           --------------------------*

(Sign exactly as your name appears on the other side of this Security)


* Your signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

             OPTION OF HOLDER TO ELECT PURCHASE ON CHANGE IN CONTROL

If you want to elect to have this Security purchased, in whole or in part, by the Company pursuant to Section 13.1 of the Indenture, check the following box:

If you want to have only part of this Security purchased by the Company, state the principal amount you want to be purchased (must be $1,000 or a multiple of $1,000):

$___________________________

If this notice is attached to a certificated Security, the Security certificate numbers:

-----------------------------------------------------------------

You agree by the presentation of this notice to provide any further information as may be required under applicable procedures of The Depository Trust Company.

Your

Signature:
           --------------------------*

(Sign exactly as your name appears on the other side of this Security)


* Your signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                         ANNEX B

                           PROJECTED PAYMENT SCHEDULE*

Comparable Yield = 5.62%, compounded semi-annually

           YEARS 0-6                 YEARS 7-12               YEARS 13-18              YEARS 19-24            YEARS 25-30
----------------------------   ----------------------  -----------------------  ---------------------- ------------------------
                 PROJECTED                 PROJECTED               PROJECTED                PROJECTED               PROJECTED
                  PAYMENT                   PAYMENT                 PAYMENT                  PAYMENT                 PAYMENT
                 PER $1,000                PER $1,000              PER $1,000               PER $1,000              PER $1,000
                 PRINCIPAL                 PRINCIPAL               PRINCIPAL                PRINCIPAL               PRINCIPAL
                 AMOUNT OF                 AMOUNT OF               AMOUNT OF                AMOUNT OF               AMOUNT OF
      DATE       SECURITY        DATE      SECURITY      DATE      SECURITY        DATE     SECURITY     DATE       SECURITY
----------------------------   ----------------------  -----------------------  ---------------------- ------------------------
    5/25/03             6.88   5/25/09           6.88   5/25/15           6.88   5/25/21          7.81   5/25/27          8.24
    8/25/03             6.88   8/25/09           6.88   8/25/15           6.88   8/25/21          7.81   8/25/27          8.24
    11/25/03            6.88   11/25/09          6.88  11/25/15           6.88   11/25/21         7.85  11/25/27          8.29
    2/25/04             6.88   2/25/10           6.88   2/25/16           6.88   2/25/22          7.85   2/25/28          8.29
    5/25/04             6.88   5/25/10           6.88   5/25/16           6.88   5/25/22          7.88   5/25/28          8.33
    8/25/04             6.88   8/25/10           6.88   8/25/16           6.88   8/25/22          7.88   8/25/28          8.33
    11/25/04            6.88   11/25/10          6.88  11/25/16           6.88   11/25/22         7.91  11/25/28          8.37
    2/25/05             6.88   2/25/11           6.88   2/25/17           6.88   2/25/23          7.91   2/25/29          8.37
    5/25/05             6.88   5/25/11           6.88   5/25/17           6.88   5/25/23          7.94   5/25/29          8.42
    8/25/05             6.88   8/25/11           6.88   8/25/17           6.88   8/25/23          7.94   8/25/29          8.42
    11/25/05            6.88   11/25/11          6.88  11/25/17           6.88   11/25/23         7.98  11/25/29          8.46
    2/25/06             6.88   2/25/12           6.88   2/25/18           6.88   2/25/24          7.98   2/25/30          8.46
    5/25/06             6.88   5/25/12           6.88   5/25/18           7.64   5/25/24          8.01   5/25/30          8.51
    8/25/06             6.88   8/25/12           6.88   8/25/18           7.64   8/25/24          8.01   8/25/30          8.51
    11/25/06            6.88   11/25/12          6.88  11/25/18           7.67   11/25/24         8.05  11/25/30          8.56
    2/25/07             6.88   2/25/13           6.88   2/25/19           7.67   2/25/25          8.05   2/25/31          8.56
    5/25/07             6.88   5/25/13           6.88   5/25/19           7.70   5/25/25          8.09   5/25/31          8.61
    8/25/07             6.88   8/25/13           6.88   8/25/19           7.70   8/25/25          8.09   8/25/31          8.61
    11/25/07            6.88   11/25/13          6.88  11/25/19           7.72   11/25/25         8.12  11/25/31          8.66
    2/25/08             6.88   2/25/14           6.88   2/25/20           7.72   2/25/26          8.12   2/25/32          8.66
    5/25/08             6.88   5/25/14           6.88   5/25/20           7.75   5/25/26          8.16   5/25/32          8.71
    8/25/08             6.88   8/25/14           6.88   8/25/20           7.75   8/25/26          8.16   8/25/32          8.71
    11/25/08            6.88   11/25/14          6.88  11/25/20           7.78   11/25/26         8.20  11/25/32          8.76
    2/25/09             6.88   2/25/15           6.88   2/25/21           7.78   2/25/27          8.20   2/25/33      3,112.19

------------
* Projected payment schedule based on fixed rate equivalent yield-to-maturity of 2.75% per annum. Assumes 30 year maturity, 77.8% conversion premium, $45.70 stock price, puts in years 5, 10, 15, 20 and 25 and 5 years of call protection. Assumes contingent interest of 0.25% per annum if the market price exceeds 120% of the principal amount after year 5.